UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2011 – September 30, 2012

Item 1: Reports to Shareholders

Annual Report | September 30, 2012

Vanguard PRIMECAP Fund

> For the fiscal year ended September 30, 2012, Vanguard PRIMECAP Fund returned about 24%, trailing the return of its benchmark index and the average return of peer funds.

> The fund’s holdings in information technology, its largest sector on average, didn’t measure up to those of the benchmark, but its commitment to health care boosted performance.

> For the decade ended September 30, 2012, the fund’s average annual return of more than 10% outperformed the comparable returns of its benchmark index and peer funds by more than 2 percentage points.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangement.	31
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	24.17%
Admiral™ Shares	24.29
S&P 500 Index	30.20
Multi-Cap Growth Funds Average	25.46

Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$58.46	$69.39	$0.689	$2.104
Admiral Shares	60.69	72.03	0.785	2.182

Chairman’s Letter

Dear Shareholder,

Global stock markets began the fiscal year strongly and––after weathering some springtime disruption––also finished on a high note with four straight months of gains. Although Vanguard PRIMECAP Fund’s performance was strong for the 12 months ended September 30, 2012, it trailed its comparative standards.

The fund returned about 24% for the period, compared with about 30% for its benchmark, the Standard & Poor’s 500 Index, and 25% on average for peer multi-capitalization growth funds.

The PRIMECAP Fund’s returns often diverge from those of its benchmark and peers because of the advisor’s willingness to establish outsized stakes in what it considers the market’s most promising long-term investment opportunities. In recent years, the advisor has found those opportunities in information technology and health care companies. Over the past 12 months, the fund’s tech stocks weighed on relative performance, while its health care stocks gave it a boost.

On a separate note, I want to inform you that Vanguard has eliminated the redemption fee for your fund, effective May 23. The fund’s trustees determined that the fee, one of several measures in place to discourage frequent trading and protect the interests of long-term investors, was no longer needed.

2

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

Stocks notched a powerful rally, with help from central bankers
U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

While U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved.

Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

3

Bonds produced solid returns; future results may be more muted
Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

The fund’s technology holdingshindered relative performance
The PRIMECAP Fund seeks to invest in companies with underappreciated long-term growth prospects, a strategy that has served it well over the decades. The

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.45%	0.36%	1.34%

The fund expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratios were 0.45% for Investor Shares and 0.36% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Growth Funds.

4

advisor has built a solid track record on a willingness to assemble a portfolio that can look very different from the market.

The flip side of this distinctive approach is that there are times when the fund’s performance trails the benchmark results. Such was the case over the 2012 fiscal year, when the fund lacked exposure to some of the technology sector’s brightest stars. PRIMECAP’s technology stocks climbed almost 19%. Those in the benchmark returned more than 30%. The fund hasn’t had meaningful exposure to certain companies that have best capitalized on the craze for smartphones and tablets. Instead, its tech holdings include a number of formerly high-flying companies that have fallen (temporarily, in the advisor’s judgment) from consumers’ and investors’ favor.

Industrial stocks were also a disappointment for PRIMECAP. The fund’s airline and logistics companies––which are susceptible to swings both large and small––struggled over the period.

Against these sore spots for the fund, health care stocks provided at least a partial salve. PRIMECAP’s health care holdings climbed about 35%, compared with 29% for the index sector. Almost all of the difference came from the biotech-nology industry, where the fund’s stocks benefited from developing drug pipelines and their strong financial position.

Total Returns
Ten Years Ended September 30, 2012

Average
Annual Return
PRIMECAP Fund Investor Shares	10.58%
S&P 500 Index	8.01
Multi-Cap Growth Funds Average	7.96
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

The longterm record testifies to the merit of a patient approach
PRIMECAP Management Company, the fund’s advisor, relies on deep fundamental research in an effort to uncover opportunities that will yield outsized rewards over the next three to five years. When it finds these companies, it invests heavily. The fund’s long-term record is a ringing validation of this approach.

But the key word there is long-term. I hope you’ll read the Investment Insight on page 6 for some additional thoughts regarding

Investment insight

Patience and perspective

Vanguard PRIMECAP Fund’s portfolio
looks very different from the makeup
of its benchmark index. Ideally, these
differences lead to benchmark-beating
long-term returns. At times, however,
different can mean subpar. A key to
success with PRIMECAP’s bold,
relatively concentrated approach is
patience during these patches of
weakness.

The fund’s historical returns show
that short-term weakness has often
marked the path to superior long-term
returns. The fund’s Investor Shares
have outperformed the S&P 500 Index
in 59% of the 323 rolling 12-month
periods since their 1984 inception. That
figure is impressive, but look at it from
the other side: The fund has trailed the
index 41% of the time—132 occasions
when an impatient investor could have
grown frustrated.

Over the 215 rolling ten-year periods
since its inception, however, the fund
has outperformed the S&P 500 Index
93.5% of the time in terms of average
yearly return—a powerful case for
patience and perspective with a strategy
designed not to mirror the market, but
to follow its own path toward potentially
superior results.

Percentage of periods in which Vanguard
PRIMECAP Fund outperformed the S&P 500
Index, November 1984–September 2012

Note: In the 323 12-month periods since November 30, 1984,
the fund’s Investor Shares outperformed the S&P 500 Index
191 times. In the 215 ten-year periods since November 30, 1984, the Investor Shares outperformed the index 201 times, based
on average annual returns.
Sources: Vanguard and S&P.

6

the kind of patience and tempered expectations that a distinctively managed fund such as this one can require from its investors.

For the ten years ended September 30, 2012, the PRIMECAP Fund generated an average annual return of 10.58%, more than 2 percentage points ahead of both its market benchmark, the S&P 500 Index, and the average return of peer funds. That means that over those ten years, an initial investment of $10,000 in the PRIMECAP Fund would have grown to $27,326, some $5,000 more than it would have earned had it grown at the benchmark’s rate of return.

These results are the product of PRIMECAP Management Company’s deep expertise. Vanguard’s historically low costs helped the advisor’s cause and allowed shareholders to keep more of the fund’s returns.

The lessons of the financial crisis remain relevant four years later
In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

7

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2012

8

Advisor’s Report

For the fiscal year ended September 30, 2012, Vanguard PRIMECAP Fund’s total returns of 24.17% for Investor Shares and 24.29% for Admiral Shares trailed both the 30.20% return of the unmanaged S&P 500 Index benchmark and the 25.46% average return of multi-capitalization growth fund competitors.

The investment environment
The stock market showed strong gains over the past 12 months despite a more challenging global economic outlook. Growth in U.S. gross domestic product (GDP) for the second quarter of 2012 was just 1.3%, suggesting a slowdown in the midst of an already tepid recovery. Consumer spending trends have been mixed, with signs of acceleration followed by periods of sluggishness as households struggle in the face of high unemployment, little growth in personal income, and a difficult housing market.

Despite news that the unemployment rate dropped below 8% in September for the first time since January 2009, job growth remains weak. The official unemployment rate likely understates the difficult job environment, since it does not reflect workers who are no longer seeking employment or those who are underemployed. Outside the United States, economic and geopolitical developments were largely negative. The sovereign-debt crisis continued to weigh on European economies, China showed signs of slowing economic growth, and tensions flared in the Middle East.

Management of the fund
Despite the subpar results of the past fiscal year, our investment approach remains consistent. We rely on fundamental research to identify companies whose revenues and earnings will, in our opinion, grow more rapidly over a three-to-five-year time frame than current valuations might suggest. We seek to capitalize on situations in which the fundamental value of a company significantly exceeds its current market value.

This investment strategy has led us to build and maintain significant investments in information technology and health care companies that we believe offer the potential for higher returns than the overall market will produce. These two sectors make up about 60% of the fund’s holdings (versus about 30% for the S&P 500 Index). Nine of the ten largest holdings in the fund are health care or information technology stocks.

Technology
The fund’s disappointing relative returns for the past 12 months were mainly due to poor stock selection in the information technology sector. The IT stocks in the S&P 500 Index returned 32.4% for the fiscal year. In comparison, the fund’s holdings in the sector returned only 18.8%. A major reason for this gap was the fund’s minimal position in Apple (+76%), which in August attained the highest market capitalization of any company in history. Notable detractors within the portfolio were Research In Motion (–63%) and

9

Hewlett-Packard (–22%). Several of the fund’s largest IT holdings, including Texas Instruments (+6%), Oracle (+10%), and Microsoft (+23%), had lower returns than the S&P 500; however, our holding in Google (+47%) partially offset these results.

Despite the disappointing results over the past 12 months, we remain enthusiastic about the fund’s information technology holdings for several reasons. Many of these companies are trading at attractive valuations, with good growth prospects and large cash balances. The adoption of mobile computing devices, such as smartphones and tablet computers, and the continued expansion of the internet through social networking and e-commerce applications are helping to drive growth in demand for semiconductors, computer hardware, software, storage, and technology-driven services such as consulting and data analytics. Some of the largest holdings in the portfolio, including Google, Qualcomm, Texas Instruments, Oracle, and Microsoft, are well-positioned to capitalize on these trends.

Health care
The fund’s health care stocks contributed favorably to its results. Two of our largest holdings, Biogen Idec (+60%) and Amgen (+56%), were among the biggest gainers. Biogen Idec reported favorable results from studies of its new oral drug to treat multiple sclerosis, while Amgen’s stock price increased following the company’s announcement in November 2011 of a share repurchase program that included a $5 billion Dutch tender offer.

We continue to believe that large pharmaceutical, biotechnology, and medical device companies will experience growth in revenues and earnings from new products, an aging global population, and growing demand in emerging markets. In the wake of a period of considerable political and regulatory challenges as well as an unusually high number of patent expirations, we are encouraged by an increase in new drug approvals by the U.S. Food and Drug Administration in the past two years. For the longer term, we believe that the aging of populations in the United States, Europe, and Japan, along with rising standards of living in developing markets such as China and India, should lead to greater demand for health care products.

The health care industry spends tens of billions of dollars annually on research and development, which we believe will lead to the discovery of more effective treatments for many diseases, such as cancer, diabetes, and Alzheimer’s. For example, because of the rapid decline in the cost of sequencing human genomes, it is expected that millions of individuals globally will have their genome sequenced in the near future. Further, cancer cell genomes are being sequenced to gain an understanding of the specific mutations responsible for their proliferation.

10

The availability of this increasingly rich and broad set of genetic information is helping researchers better understand how patients with certain genetic traits develop diseases and respond to pathogens, chemicals, and drugs. That growing knowledge base is enabling the development of new, highly effective targeted drug therapies and associated diagnostic tests, bringing the possibility of personalized medicine closer to reality.

Other sectors
Poor stock selection in the industrial and consumer discretionary sectors hurt the fund’s relative returns. C.H. Robinson (–13%) and Sony (–38%) were the biggest detractors. The fund’s minimal exposure to the financial sector, combined with poor stock selection within the sector, also hurt returns. On the other hand, the fund benefited from having below-benchmark exposure to consumer staples and utilities, the two sectors with the lowest returns in the S&P 500 over the 12 months.

Outlook
As we enter fiscal year 2013, we are more tempered in our optimism for U.S. equities than we were a year ago. Valuations generally seem attractive relative to historical standards, especially given the low interest rate environment. Although the S&P 500 Index is considerably higher than it was a year ago, equities remain attractive compared with most other asset classes. As we write, the average dividend of the S&P 500 is almost 2%, which is still above the current yield on the 10-year U.S. Treasury bond.

In the sectors where the fund has the greatest weightings, we find current valuations compelling. We believe that investors may be underestimating the growth potential of many companies. Although we expect the economic growth rate in the United States to be modest in the near future, we believe that, because of globalization and innovation, many U.S. companies can grow revenues and earnings at a faster rate than the GDP will grow. U.S. corporations generate an increasing portion of their revenues and earnings from abroad; last year, 46% of the revenues for S&P 500 companies came from outside the United States. Prospects for international growth are particularly attractive for companies in the information technology, health care, and industrial sectors.

We also believe that innovation by U.S. companies, particularly those in the information technology and health care sectors, should result in revenue and earnings growth opportunities that are not reflected in current expectations. These two sectors represent areas where we believe the United States has a strong competitive advantage relative to the rest of the world. We expect that the substantial investment in research and development will lead to new products and services that improve productivity for businesses and quality of life for consumers.

Furthermore, the stock market may be undervaluing the cash on the balance sheets of many companies. As U.S.

11

corporations have recovered from the recession, many have improved their balance sheets by paying down debt and growing their cash balances, which in the current low interest rate environment represent an underutilized asset. That asset could be a source of higher returns in the future. Companies with strong cash flows have seen considerable appreciation in their stock price as they returned cash to shareholders by raising dividends or by buying back shares.

In closing, we note that the fund’s returns have generally lagged those of the S&P 500 for the past two years. We are certainly disappointed with these results, but we accept that our low-turnover approach will not produce returns that exceed the index every year. Our disciplined strategy of continuing to add to high-conviction, out-of-favor positions as they decline ensures that if our view of the fundamentals ultimately proves correct, the fund will hold larger positions on the way up than it did on the way down. In our view, this approach is instrumental to delivering superior relative returns over the long run.

PRIMECAP Management Company
October 12, 2012

12

PRIMECAP Fund

Fund Profile
As of September 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPMCX	VPMAX
Expense Ratio[1]	0.45%	0.36%
30-Day SEC Yield	1.23%	1.32%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	121	500	3,638
Median Market Cap $44.7B		$57.5B	$35.6B
Price/Earnings Ratio	17.5x	16.1x	17.0x
Price/Book Ratio	3.0x	2.2x	2.2x
Return on Equity	22.1%	19.3%	18.0%
Earnings Growth Rate	12.0%	10.6%	10.4%
Dividend Yield	1.7%	2.1%	2.0%
Foreign Holdings	12.3%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	3.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer Discretionary	8.9%	11.0%	12.0%
Consumer Staples	1.2	10.9	9.5
Energy	4.9	11.3	10.4
Financials	5.0	14.6	16.0
Health Care	31.7	12.0	11.9
Industrials	13.6	9.8	10.6
Information Technology 30.6		20.1	19.2
Materials	3.9	3.5	3.9
Telecommunication
Services	0.0	3.3	2.9
Utilities	0.2	3.5	3.6

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.97	0.97
Beta	1.05	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	6.3%
Biogen Idec Inc.	Biotechnology	6.0
Google Inc. Class A	Internet Software &
	Services	4.5
Eli Lilly & Co.	Pharmaceuticals	4.0
Roche Holding AG	Pharmaceuticals	3.7
FedEx Corp.	Air Freight &
	Logistics	3.5
Microsoft Corp.	Systems Software	3.5
Texas Instruments Inc.	Semiconductors	3.1
Novartis AG	Pharmaceuticals	3.1
Medtronic Inc.	Health Care
	Equipment	2.9
Top Ten		40.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratios were 0.45% for Investor Shares and 0.36% for Admiral Shares.

13

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2002, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
PRIMECAP Fund Investor Shares	24.17%	2.25%	10.58%	$27,326
S&P 500 Index	30.20	1.05	8.01	21,615
Multi-Cap Growth Funds Average	25.46	0.31	7.96	21,516
Dow Jones U.S. Total Stock Market	30.00	1.53	8.77	23,184

Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
PRIMECAP Fund Admiral Shares	24.29%	2.36%	10.71%	$138,342
S&P 500 Index	30.20	1.05	8.01	108,075
Dow Jones U.S. Total Stock Market Index	30.00	1.53	8.77	115,920

See Financial Highlights for dividend and capital gains information.

14

PRIMECAP Fund

Fiscal-Year Total Returns (%): September 30, 2002, Through September 30, 2012

PRIMECAP Fund Investor Shares
S&P 500 Index

15

PRIMECAP Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.0%)
Consumer Discretionary (8.7%)
*	DIRECTV	13,843,062	726,207
	TJX Cos. Inc.	6,875,000	307,931
	Walt Disney Co.	5,575,000	291,461
	Limited Brands Inc.	5,512,950	271,568
	Carnival Corp.	5,242,600	191,040
	Whirlpool Corp.	2,185,800	181,225
*	Bed Bath & Beyond Inc.	2,680,975	168,901
	Mattel Inc.	4,000,000	141,920
^	Sony Corp. ADR	9,750,000	114,075
*	Amazon.com Inc.	270,000	68,666
	Lowe’s Cos. Inc.	900,000	27,216
	Time Warner Cable Inc.	235,000	22,339
	Macy’s Inc.	558,800	21,022
	Ross Stores Inc.	248,800	16,073
	VF Corp.	94,550	15,068
	Target Corp.	100,000	6,347
			2,571,059
Consumer Staples (1.2%)
	Costco Wholesale Corp.	2,825,000	282,853
	Kellogg Co.	810,000	41,845
	PepsiCo Inc.	170,000	12,031
			336,729
Energy (4.7%)
	Noble Energy Inc.	4,400,000	407,924
	Schlumberger Ltd.	3,682,200	266,334
	EOG Resources Inc.	2,262,300	253,491
	Petroleo Brasileiro SA
	ADR Type A	4,473,800	98,737
	Hess Corp.	1,480,100	79,511
	Cenovus Energy Inc.	1,794,476	62,537
	Encana Corp.	2,535,000	55,567
	Exxon Mobil Corp.	515,000	47,097
	National Oilwell Varco Inc.	483,000	38,693

			Market
			Value
		Shares	($000)
*	Cameron
	International Corp.	635,000	35,604
*	Southwestern Energy Co.	840,000	29,215
	Transocean Ltd.	250,000	11,223
	Petroleo Brasileiro
	SA ADR	400,000	9,176
	Noble Corp.	200,000	7,156
			1,402,265
Financials (4.8%)
	Marsh & McLennan
	Cos. Inc.	17,275,300	586,151
	Charles Schwab Corp.	28,400,000	363,236
*	Berkshire Hathaway Inc.
	Class B	2,400,000	211,680
	Chubb Corp.	2,550,000	194,514
	American Express Co.	432,100	24,569
	Progressive Corp.	1,000,000	20,740
	Wells Fargo & Co.	600,000	20,718
	Weyerhaeuser Co.	300,000	7,842
			1,429,450
Health Care (30.7%)
	Amgen Inc.	22,079,800	1,861,769
*,1	Biogen Idec Inc.	11,995,100	1,790,029
	Eli Lilly & Co.	24,700,800	1,171,065
	Roche Holding AG	5,900,000	1,103,575
	Novartis AG ADR	14,859,365	910,285
	Medtronic Inc.	20,107,552	867,038
	Johnson & Johnson	6,514,800	448,935
*	Life Technologies Corp.	6,939,300	339,193
	GlaxoSmithKline plc ADR	5,644,000	260,978
*	Boston Scientific Corp.	28,342,560	162,686
	Abbott Laboratories	1,528,700	104,808
	Sanofi ADR	1,205,000	51,887
	Stryker Corp.	259,000	14,416
	Zimmer Holdings Inc.	197,000	13,321
			9,099,985

16

PRIMECAP Fund

			Market
			Value
		Shares	($000)
Industrials (13.2%)
	FedEx Corp.	12,401,570	1,049,421
	Honeywell
	International Inc.	8,810,800	526,445
	C.H. Robinson
	Worldwide Inc.	5,995,800	351,054
	Southwest Airlines Co.	34,537,600	302,895
	Caterpillar Inc.	3,294,300	283,442
	United Parcel Service Inc.
	Class B	3,731,700	267,078
	Union Pacific Corp.	1,974,200	234,338
	Boeing Co.	2,975,760	207,172
	Deere & Co.	1,961,500	161,804
	European Aeronautic
	Defence and
	Space Co. NV	4,233,700	134,188
*	Alaska Air Group Inc.	3,242,300	113,675
	Donaldson Co. Inc.	1,992,000	69,142
	Expeditors International
	of Washington Inc.	1,280,700	46,566
^	Canadian Pacific
	Railway Ltd.	547,400	45,374
	PACCAR Inc.	1,000,000	40,025
	Pall Corp.	205,000	13,015
*	United Continental
	Holdings Inc.	560,000	10,920
*	Delta Air Lines Inc.	1,173,000	10,745
	CSX Corp.	490,000	10,167
	Granite Construction Inc.	317,500	9,119
	Norfolk Southern Corp.	46,100	2,933
	Rockwell Automation Inc.	25,000	1,739
	Safran SA	42,000	1,511
	Republic Services Inc.
	Class A	17,000	468
			3,893,236
Information Technology (29.7%)
*	Google Inc. Class A	1,755,425	1,324,468
	Microsoft Corp.	34,661,200	1,032,211
	Texas Instruments Inc.	33,456,500	921,727
*	Adobe Systems Inc.	24,626,770	799,385
	Oracle Corp.	24,260,233	763,955
	Intuit Inc.	11,697,400	688,743
	QUALCOMM Inc.	10,023,250	626,353
	Intel Corp.	12,400,000	281,232
*	EMC Corp.	9,622,800	262,414
	Accenture plc Class A	3,425,800	239,909
	Visa Inc. Class A	1,662,120	223,189
*	Symantec Corp.	12,009,200	216,166
	Telefonaktiebolaget
	LM Ericsson ADR	16,808,914	153,465
	Hewlett-Packard Co.	8,250,000	140,745
	KLA-Tencor Corp.	2,878,700	137,328
1	Plantronics Inc.	3,701,500	130,774

			Market
			Value
		Shares	($000)
*	Micron Technology Inc.	20,000,000	119,700
*	NVIDIA Corp.	7,635,700	101,860
	Applied Materials Inc.	8,324,600	92,944
	Motorola Solutions Inc.	1,834,000	92,709
*,^	Research In Motion Ltd.	10,438,600	78,289
	Corning Inc.	5,243,200	68,948
*	NetApp Inc.	1,575,000	51,786
	ASML Holding NV	827,500	44,420
	Activision Blizzard Inc.	3,500,000	39,480
	Apple Inc.	52,000	34,698
	Cisco Systems Inc.	1,300,000	24,817
	Mastercard Inc. Class A	49,950	22,551
*	Entegris Inc.	2,583,472	21,004
*	SanDisk Corp.	400,000	17,372
	Analog Devices Inc.	350,000	13,716
	Altera Corp.	400,000	13,594
*	Rambus Inc.	2,000,000	11,080
	Dell Inc.	400,000	3,944
			8,794,976
Materials (3.8%)
	Monsanto Co.	5,912,460	538,152
	Potash Corp. of
	Saskatchewan Inc.	12,246,200	531,730
	Praxair Inc.	625,000	64,925
	Domtar Corp.	3,400	266
			1,135,073
Telecommunication Services (0.0%)
*	Sprint Nextel Corp.	146,300	808

Utilities (0.2%)
*	AES Corp.	2,421,800	26,567
	Public Service Enterprise
	Group Inc.	608,471	19,581
	NextEra Energy Inc.	179,440	12,620
			58,768
Total Common Stocks
(Cost $17,765,145)			28,722,349
Temporary Cash Investment (3.7%)
Money Market Fund (3.7%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.163%
	(Cost $1,082,832)	1,082,832,419	1,082,832
Total Investments (100.7%)
(Cost $18,847,977)			29,805,181
Other Assets and Liabilities (-0.7%)
Other Assets			57,670
Liabilities[3]			(252,838)
			(195,168)
Net Assets (100%)			29,610,013

17

PRIMECAP Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	26,801,546
Affiliated Vanguard Funds	1,082,832
Other Affiliated Issuers	1,920,803
Total Investments in Securities	29,805,181
Receivables for Accrued Income	35,047
Other Assets	22,623
Total Assets	29,862,851
Liabilities
Security Lending Collateral
Payable to Brokers	95,464
Other Liabilities	157,374
Total Liabilities	252,838
Net Assets	29,610,013

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	18,147,718
Undistributed Net Investment Income	222,255
Accumulated Net Realized Gains	282,454
Unrealized Appreciation (Depreciation)
Investment Securities	10,957,204
Foreign Currencies	382
Net Assets	29,610,013

Investor Shares—Net Assets
Applicable to 196,450,347 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,631,754
Net Asset Value Per Share—
Investor Shares	$69.39

Admiral Shares—Net Assets
Applicable to 221,826,051 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,978,259
Net Asset Value Per Share—
Admiral Shares	$72.03

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $89,522,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $95,464,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	498,815
Interest[2]	834
Security Lending	1,449
Total Income	501,098
Expenses
Investment Advisory Fees—Note B	61,222
The Vanguard Group—Note C
Management and Administrative—Investor Shares	31,347
Management and Administrative—Admiral Shares	18,395
Marketing and Distribution—Investor Shares	3,142
Marketing and Distribution—Admiral Shares	2,471
Custodian Fees	472
Auditing Fees	26
Shareholders’ Reports—Investor Shares	130
Shareholders’ Reports—Admiral Shares	56
Trustees’ Fees and Expenses	60
Total Expenses	117,321
Net Investment Income	383,777
Realized Net Gain (Loss)
Investment Securities Sold[2]	314,493
Foreign Currencies	(444)
Realized Net Gain (Loss)	314,049
Change in Unrealized Appreciation (Depreciation)
Investment Securities	5,338,102
Foreign Currencies	(618)
Change in Unrealized Appreciation (Depreciation)	5,337,484
Net Increase (Decrease) in Net Assets Resulting from Operations	6,035,310

1 Dividends are net of foreign withholding taxes of $16,614,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $10,841,000, $834,000, and ($30,951,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	383,777	297,306
Realized Net Gain (Loss)	314,049	1,074,285
Change in Unrealized Appreciation (Depreciation)	5,337,484	(1,473,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,035,310	(102,126)
Distributions
Net Investment Income
Investor Shares	(163,746)	(168,148)
Admiral Shares	(144,688)	(119,031)
Realized Capital Gain
Investor Shares	(500,030)	(183,757)
Admiral Shares	(402,175)	(121,296)
Total Distributions	(1,210,639)	(592,232)
Capital Share Transactions
Investor Shares	(3,252,493)	(3,494,598)
Admiral Shares	2,590,407	1,843,532
Net Increase (Decrease) from Capital Share Transactions	(662,086)	(1,651,066)
Total Increase (Decrease)	4,162,585	(2,345,424)
Net Assets
Beginning of Period	25,447,428	27,792,852
End of Period[1]	29,610,013	25,447,428

1 Net Assets—End of Period includes undistributed net investment income of $222,255,000 and $175,468,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$58.46	$60.36	$55.10	$62.76	$77.82
Investment Operations
Net Investment Income	.866	.651	.631[1]	.500	.552
Net Realized and Unrealized Gain (Loss)
on Investments	12.857	(1.266)	5.076	(3.990)	(10.913)
Total from Investment Operations	13.723	(.615)	5.707	(3.490)	(10.361)
Distributions
Dividends from Net Investment Income	(.689)	(.614)	(.447)	(.508)	(.476)
Distributions from Realized Capital Gains	(2.104)	(.671)	—	(3.662)	(4.223)
Total Distributions	(2.793)	(1.285)	(.447)	(4.170)	(4.699)
Net Asset Value, End of Period	$69.39	$58.46	$60.36	$55.10	$62.76

Total Return[2]	24.17%	-1.23%	10.36%	-4.01%	-13.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,632	$14,359	$18,028	$17,795	$19,234
Ratio of Total Expenses to
Average Net Assets	0.45%	0.45%	0.45%	0.49%	0.43%
Ratio of Net Investment Income to
Average Net Assets	1.30%	0.95%	1.05%[1]	1.02%	0.76%
Portfolio Turnover Rate	6%	8%	5%	4%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $.128 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$60.69	$62.65	$57.20	$65.19	$80.82
Investment Operations
Net Investment Income	.974	.738	.711[1]	.580	.664
Net Realized and Unrealized Gain (Loss)
on Investments	13.333	(1.319)	5.269	(4.160)	(11.327)
Total from Investment Operations	14.307	(.581)	5.980	(3.580)	(10.663)
Distributions
Dividends from Net Investment Income	(.785)	(.683)	(.530)	(.612)	(.586)
Distributions from Realized Capital Gains	(2.182)	(.696)	—	(3.798)	(4.381)
Total Distributions	(2.967)	(1.379)	(.530)	(4.410)	(4.967)
Net Asset Value, End of Period	$72.03	$60.69	$62.65	$57.20	$65.19

Total Return[2]	24.29%	-1.14%	10.46%	-3.90%	-13.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,978	$11,088	$9,765	$9,222	$9,651
Ratio of Total Expenses to
Average Net Assets	0.36%	0.36%	0.36%	0.37%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.39%	1.04%	1.14%[1]	1.14%	0.88%
Portfolio Turnover Rate	6%	8%	5%	4%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $.133 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

23

PRIMECAP Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2012, the investment advisory fee represented an effective annual rate of 0.21% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $4,165,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.67% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	27,483,074	1,239,275	—
Temporary Cash Investments	1,082,832	—	—
Total	28,565,906	1,239,275	—

24

PRIMECAP Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2012, the fund realized net foreign currency losses of $444,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $28,112,000 from undistributed net investment income, and $22,116,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2012, the fund had $275,080,000 of ordinary income and $281,976,000 of long-term capital gains available for distribution.

At September 30, 2012, the cost of investment securities for tax purposes was $18,848,420,000. Net unrealized appreciation of investment securities for tax purposes was $10,956,761,000, consisting of unrealized gains of $12,325,491,000 on securities that had risen in value since their purchase and $1,368,730,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2012, the fund purchased $1,604,895,000 of investment securities and sold $3,591,698,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,018,574	15,661	1,479,247	22,334
Issued in Lieu of Cash Distributions	657,028	10,847	348,370	5,369
Redeemed[1]	(4,928,095)	(75,690)	(5,322,215)	(80,748)
Net Increase (Decrease) —Investor Shares	(3,252,493)	(49,182)	(3,494,598)	(53,045)
Admiral Shares
Issued	3,650,726	54,056	3,378,773	49,378
Issued in Lieu of Cash Distributions	511,390	8,139	221,992	3,298
Redeemed[1]	(1,571,709)	(23,062)	(1,757,233)	(25,847)
Net Increase (Decrease) —Admiral Shares	2,590,407	39,133	1,843,532	26,829

1 Net of redemption fees for fiscal 2012 and 2011 of $545,000 and $1,090,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

25

PRIMECAP Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2011		Proceeds from		Sept. 30, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alaska Air Group Inc.	135,096	—	54,721	—	NA1
Biogen Idec Inc.	1,146,164	—	34,098	—	1,790,029
Plantronics Inc.	105,308	—	—	1,110	130,774
Whirlpool Corp.	294,469	—	253,120	9,731	NA1
	1,681,037			10,841	1,920,803
1 Not applicable—At September 30, 2012, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (constituting a separate portfolio of Vanguard Chester Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 9, 2012

Special 2012 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $899,173,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $334,162,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 98.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares
Periods Ended September 30, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	24.17%	2.25%	10.58%
Returns After Taxes on Distributions	23.35	1.58	10.01
Returns After Taxes on Distributions and Sale of Fund Shares	16.60	1.79	9.33

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,018.34	$2.28
Admiral Shares	1,000.00	1,018.81	1.87
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.81	$2.28
Admiral Shares	1,000.00	1,023.21	1.88

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.37% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies that have long-term growth potential overlooked by the market and are trading at attractive valuation levels. The firm has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund has underperformed its benchmark and peer group over one- and three-year periods, but has outperformed over both five- and ten-year periods. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.
F. William McNabb III
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Director of SKF AB
and President (2006–2008) of Rohm and Haas Co.	(industrial machinery), Hillenbrand, Inc. (specialized
(chemicals); Director of Tyco International, Ltd.	consumer services), the Lumina Foundation for
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112012

Annual Report | September 30, 2012

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2010 Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund

> For the 12 months ended September 30, 2012, returns for the six Target Retirement Funds in this report ranged from 11.74% to 21.43%.

> As global stock markets turned in double-digit gains, Target Retirement Funds with the largest stock allocations performed best.

> Of the five underlying funds that make up the portfolios, Vanguard Prime Money Market Fund posted the weakest return, while Vanguard Total Stock Market Index Fund had the strongest.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement Income Fund.	9
Target Retirement 2010 Fund.	19
Target Retirement 2015 Fund.	28
Target Retirement 2020 Fund.	37
Target Retirement 2025 Fund.	46
Target Retirement 2030 Fund.	55
Your Fund’s After-Tax Returns.	66
About Your Fund’s Expenses.	68
Glossary.	70

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012
Total
Returns
Vanguard Target Retirement Income Fund	11.74%
Target Income Composite Index	11.79
Mixed-Asset Target Allocation Conservative Funds Average	12.44
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2010 Fund	14.74%
Target 2010 Composite Index	14.90
Mixed-Asset Target 2010 Funds Average	13.18
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2015 Fund	16.76%
Target 2015 Composite Index	16.87
Mixed-Asset Target 2015 Funds Average	14.43
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2020 Fund	18.30%
Target 2020 Composite Index	18.62
Mixed-Asset Target 2020 Funds Average	16.59
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2025 Fund	19.89%
Target 2025 Composite Index	20.13
Mixed-Asset Target 2025 Funds Average	18.71
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2030 Fund	21.43%
Target 2030 Composite Index	21.65
Mixed-Asset Target 2030 Funds Average	19.76

Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper Inc.

For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Chairman’s Letter

Dear Shareholder,

In contrast to the previous year, global stock markets trumped their bond counterparts for the fiscal year ended September 30, 2012. Despite continued worries about Europe’s debt crisis and a slowdown in emerging markets, the six Vanguard Target Retirement Funds covered in this report produced their best fiscal-year returns since inception.

This report features the performance of the Target Income Fund as well as the Target Retirement Funds dated 2010 through 2030. (Funds with target dates 2035 through 2060 are discussed in a separate report.) The funds covered in this report are designed for investors already in retirement or within 20 years of retirement; therefore, their allocations are more conservative, with a larger proportion of their assets in bonds than their longer-dated counterparts.

During the most recent fiscal year, the funds with larger stock allocations did best. Although investing in stocks can often result in more volatility, this time around, it turned out to be an advantage. Still, the fixed income portion of the funds’ portfolios also turned in respectable returns.

Please note that on October 2 we announced that we will transition to new benchmark indexes for 22 of our index funds, including Total Stock Market Index Fund and Total International Stock Market Index Fund. Both of those are among the underlying funds in the Target Retirement Funds. Total Stock’s new benchmark will be the CRSP US Total Market Index, and the new benchmark for Total International will be the FTSE Global All Cap ex US Index. The transition, which will take place over several months, is expected to produce significant long-term savings for shareholders on licensing fees paid to index providers.

Stocks notched a powerful rally, with help from central bankers
U.S. stocks surged 30% in the 12 months ended September 30, 2012, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

While U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

Bonds produced solid returns; future results may be more muted
Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.17%	0.86%
Target Retirement 2010 Fund	0.17	0.59
Target Retirement 2015 Fund	0.17	0.57
Target Retirement 2020 Fund	0.17	0.63
Target Retirement 2025 Fund	0.18	0.55
Target Retirement 2030 Fund	0.18	0.62

The fund expense figures shown—drawn from the prospectus dated January 26, 2012—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.16% for the Income Fund, 0.16% for the 2010 Fund, 0.16% for the 2015 Fund, 0.16% for the 2020 Fund, 0.17% for the 2025 Fund, and 0.17% for the 2030 Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Income Fund, Mixed-Asset Target Allocation Conservative Funds; for the 2010 Fund, Mixed-Asset Target 2010 Funds; for the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds, and for the Target Retirement 2030 Fund, Mixed-Asset Target 2030 Funds.

Stock-heavy funds delivered highest returns
Target Retirement Funds are designed to enable investors who have neither the time nor the inclination to manage a retirement portfolio to hold a diversified “fund of funds” that adjusts its asset allocation over time. Each portfolio shifts from a growth-oriented, stock-heavy asset allocation to one that is more conservative, focused on bonds and money market funds, as the target retirement date approaches. This gradual shift is critical for investors nearing or in retirement who are increasingly concerned about income and preserving their wealth.

Total Returns
Inception Through September 30, 2012
Average
Annual Return
Target Retirement Income Fund (Returns since inception: 10/27/2003)	5.69%
Target Income Composite Index	5.69
Mixed-Asset Target Allocation Conservative Funds Average	4.41
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2010 Fund (Returns since inception: 6/7/2006)	5.58%
Target 2010 Composite Index	5.55
Mixed-Asset Target 2010 Funds Average	4.07
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2015 Fund (Returns since inception: 10/27/2003)	5.90%
Target 2015 Composite Index	5.87
Mixed-Asset Target 2015 Funds Average	4.82
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2020 Fund (Returns since inception: 6/7/2006)	5.04%
Target 2020 Composite Index	5.10
Mixed-Asset Target 2020 Funds Average	3.96
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper Inc.

Target Retirement 2025 Fund (Returns since inception: 10/27/2003)	5.79%
Target 2025 Composite Index	5.85
Mixed-Asset Target 2025 Funds Average	5.37
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper Inc.

Target Retirement 2030 Fund (Returns since inception: 6/7/2006)	4.48%
Target 2030 Composite Index	4.57
Mixed-Asset Target 2030 Funds Average	3.44
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Returns for the Vanguard Target Retirement Funds were largely driven by the proportion of their assets allocated to the underlying stock funds. Target Retirement 2030, which invested nearly 80% of its assets in stocks, led the pack with a return of 21.43% for the fiscal year. (Returns for the funds and their underlying funds in this report are for Investor Shares.) The Target Retirement Income Fund, intended for people in retirement, invested only about 30% of its assets in stocks. It had the smallest gain, returning 11.74%. (You may recall from my previous letter for the semiannual reporting period that we merged Vanguard Target Retirement 2005 Fund into Vanguard Target Retirement Income Fund.)

Not surprisingly, among the funds’ underlying investments, the star was the U.S. stock market. Vanguard Total Stock Market Index Fund notched a 30% gain for the period. Vanguard Total International Stock Index Fund, which posted a 12-month return of –12% a year ago, made a significant turnaround during this latest fiscal period to return 15%.

Still, the underlying bond funds held their own. The standout performer was Vanguard Inflation-Protected Securities Fund, which aims to protect investors against the long-term effects of inflation by investing in bonds with a built-in inflation safeguard. As the Eurozone crisis reemerged in the spring and reports of slowing economic growth in the United States and other countries came with greater frequency, more investors turned to Treasury Inflation-Protected Securities (TIPS) because of their ability to protect purchasing power from unanticipated spikes in inflation. The Inflation-Protected Securities Fund returned about 9% for the fiscal year, the same as it did a year ago. Vanguard Total Bond Market II Index Fund returned about 5%, also similar to last year. Vanguard Prime Money Market Fund’s 0.04% return fell slightly, a result of the near-0% yields on short-term U.S. Treasury bills and other money market instruments.

As I mentioned, bond investors have enjoyed years of robust returns, but we anticipate that results will be more modest in the future. A key to managing this risk is to know what to expect. Just as the stock market cannot be counted on to return double-digit gains continually, bond market expectations should also be kept in perspective.

The funds’ impressive record of tracking their indexes
Inception dates for the six Vanguard Target Retirement Funds included in this report range from 2003 through 2006. During their relatively short lifespans, the funds have experienced frequently volatile stock market environments. They have tracked their indexes closely, even though the benchmarks’ returns don’t reflect any operating or transaction costs. In addition, each fund’s average annual return has surpassed that of its appropriate peer group.

The funds’ tight benchmark tracking is a tribute to the skill of their investment advisors, Vanguard’s Equity Investment Group and Fixed Income Group, whose combined knowledge of portfolio construction and management techniques reflects more than 20 years of indexing experience. For a look at how the funds’ costs compare with the average expenses of their respective peer groups, please see the table on page 4.

The lessons of the financial crisis remain relevant four years later
In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 15, 2012

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement Income Fund	$11.22	$12.23	$0.273	$0.021
Target Retirement 2010 Fund	$21.91	$24.45	$0.596	$0.037
Target Retirement 2015 Fund	$11.91	$13.54	$0.313	$0.020
Target Retirement 2020 Fund	$20.83	$24.04	$0.513	$0.031
Target Retirement 2025 Fund	$11.71	$13.70	$0.291	$0.013
Target Retirement 2030 Fund	$19.81	$23.51	$0.468	$0.017

Asset Allocation on September 30, 2012
			Short-Term
	Stocks	Bonds	Reserves
Target Retirement Income Fund	30.0%	65.1%	4.9%
Target Retirement 2010 Fund	43.3%	55.1%	1.6%
Target Retirement 2015 Fund	55.3%	44.7%	0.0%
Target Retirement 2020 Fund	63.7%	36.3%	0.0%
Target Retirement 2025 Fund	71.4%	28.6%	0.0%
Target Retirement 2030 Fund	78.7%	21.3%	0.0%

Note: The Income Fund’s allocations do not change. As of September 30, 2012, international stock weightings for the Income, 2010, 2015, 2020, 2025, and 2030 Funds were 9%, 13%, 17%, 19%, 22%, and 24% of assets, respectively.

Target Retirement Income Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VTINX
30-Day SEC Yield	2.01%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	45.1%
Vanguard Total Stock Market Index Fund
Investor Shares	20.9
Vanguard Inflation-Protected Securities
Fund Investor Shares	20.0
Vanguard Total International Stock Index
Fund Investor Shares	9.1
Vanguard Prime Money Market Fund
Investor Shares	4.9

Total Fund Volatility Measures
	Target	Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	1.00	0.00
Beta	0.99	-0.04

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.16%.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement Income Fund	11.74%	5.06%	5.69%	$16,394
Target Income Composite Index	11.79	4.99	5.69	16,384
Mixed-Asset Target Allocation
Conservative Funds Average	12.44	3.31	4.41	14,699
Barclays U.S. Aggregate Bond Index	5.16	6.53	5.47	16,091

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement Income Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2012

Target Retirement Income Fund
Target Income Composite Index
For a benchmark description, see the Glossary.

Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (20.9%)
Vanguard Total Stock Market Index Fund Investor Shares	54,652,194	1,958,735

International Stock Fund (9.1%)
Vanguard Total International Stock Index Fund Investor Shares	59,790,919	850,825

Bond Funds (65.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	381,655,090	4,228,738
Vanguard Inflation-Protected Securities Fund Investor Shares	126,301,622	1,875,579
		6,104,317
Money Market Fund (4.9%)
Vanguard Prime Money Market Fund Investor Shares	461,847,390	461,847
Total Investment Companies (Cost $8,435,184)		9,375,724
Other Assets and Liabilities (0.1%)
Other Assets		27,239
Liabilities		(20,756)
		6,483
Net Assets (100%)
Applicable to 767,197,756 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,382,207
Net Asset Value Per Share		$12.23

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		8,478,008
Undistributed Net Investment Income		5,357
Accumulated Net Realized Losses		(41,698)
Unrealized Appreciation (Depreciation)		940,540
Net Assets		9,382,207

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	172,142
Net Investment Income—Note B	172,142
Realized Net Gain (Loss)
Capital Gain Distributions Received	28,571
Investment Securities Sold	9,370
Realized Net Gain (Loss)	37,941
Change in Unrealized Appreciation (Depreciation) of Investment Securities	522,955
Net Increase (Decrease) in Net Assets Resulting from Operations	733,038

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	172,142	113,850
Realized Net Gain (Loss)	37,941	26,169
Change in Unrealized Appreciation (Depreciation)	522,955	(11,577)
Net Increase (Decrease) in Net Assets Resulting from Operations	733,038	128,442
Distributions
Net Investment Income	(168,784)	(113,803)
Realized Capital Gain[1]	(9,699)	(8,254)
Total Distributions	(178,483)	(122,057)
Capital Share Transactions
Issued	3,254,326	2,148,360
Issued in Connection with Acquisition of
Vanguard Target Retirement 2005 Fund—Note G	2,192,576	—
Issued in Lieu of Cash Distributions	171,526	116,593
Redeemed	(1,555,508)	(1,129,601)
Net Increase (Decrease) from Capital Share Transactions	4,062,920	1,135,352
Total Increase (Decrease)	4,617,475	1,141,737
Net Assets
Beginning of Period	4,764,732	3,622,995
End of Period[2]	9,382,207	4,764,732

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $9,699,000 and $8,254,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $5,357,000 and $1,999,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.22	$11.13	$10.49	$10.19	$11.08
Investment Operations
Net Investment Income	.275	.303[1]	.288	.268	.427
Capital Gain Distributions Received	.052	.030[1]	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.977	.080	.640	.302	(.878)
Total from Investment Operations	1.304	.413	.928	.570	(.451)
Distributions
Dividends from Net Investment Income	(.273)	(.299)	(.288)	(.270)	(.439)
Distributions from Realized Capital Gains	(.021)	(.024)	—	—	—
Total Distributions	(.294)	(.323)	(.288)	(.270)	(.439)
Net Asset Value, End of Period	$12.23	$11.22	$11.13	$10.49	$10.19

Total Return[2]	11.74%	3.70%	8.97%	5.84%	-4.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,382	$4,765	$3,623	$2,463	$2,046
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.17%	0.17%	0.21%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.31%	2.65%	2.70%	2.78%	4.11%
Portfolio Turnover Rate	7%	14%[3]	12%	29%[4]	14%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement Income Fund

For tax purposes, at September 30, 2012, the fund had $7,967,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. The fund used capital loss carryforwards of $14,940,000 to offset taxable capital gains realized during the year ended September 30, 2012. At September 30, 2012, the fund had available capital losses totaling $43,292,000 to offset future net capital gains of $36,768,000 through September 30, 2016, and $6,524,000 through September 30, 2018.

The fund acquired additional realized losses of $46,279,000 to offset future net capital gains in connection with the acquisition of Vanguard Target Retirement 2005 Fund in February 2012 (see Note G); these losses have been reclassified from paid-in capital to accumulated net realized losses.

At September 30, 2012, the cost of investment securities for tax purposes was $8,436,200,000. Net unrealized appreciation of investment securities for tax purposes was $939,524,000, consisting of unrealized gains of $968,512,000 on securities that had risen in value since their purchase and $28,988,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2012, the fund purchased $4,361,476,000 of investment securities, including $2,223,588,000 of securities acquired in connection with acquisition of Vanguard Target Retirement 2005 Fund, and sold $516,050,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	274,845	187,588
Issued in Connection with Acquisition of
Vanguard Target Retirement 2005 Fund	184,543	—
Issued in Lieu of Cash Distributions	14,464	10,255
Redeemed	(131,221)	(98,730)
Net Increase (Decrease) in Shares Outstanding	342,631	99,113

G. On February 10, 2012, the fund acquired all the net assets of Vanguard Target Retirement 2005 Fund pursuant to a plan of reorganization approved by the funds’ board of trustees. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 184,543,000 shares of the fund for 177,808,000 shares of the Vanguard Target Retirement 2005 Fund outstanding as of the close of business on February 10, 2012. The Vanguard Target Retirement 2005 Fund’s net assets as of the close of business on February 10, 2012, of $2,192,576,000, including $237,489,000 of unrealized appreciation, were combined with the fund’s net assets. The net assets of the fund immediately before the acquisition were $5,956,166,000. The net assets of the fund immediately following the acquisition were $8,148,742,000.

Target Retirement Income Fund

Assuming that the acquisition had been completed on October 1, 2011, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended September 30, 2012, would be:

($000)
Net Investment Income	197,664
Realized Net Gain (Loss)	53,470
Change in Unrealized Appreciation (Depreciation)	641,571
Net Increase (Decrease) in Net Assets Resulting from Operations	892,705

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Target Retirement 2005 Fund that have been included in the fund’s statement of operations since February 10, 2012.

H. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2010 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VTENX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	41.8%
Vanguard Total Stock Market Index Fund
Investor Shares	30.1
Vanguard Inflation-Protected Securities
Fund Investor Shares	13.3
Vanguard Total International Stock Index
Fund Investor Shares	13.2
Vanguard Prime Money Market Fund
Investor Shares	1.6

Total Fund Volatility Measures
	Target 2010	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.94
Beta	0.99	0.46

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.16%.

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/7/2006)	Investment
Target Retirement 2010 Fund	14.74%	3.50%	5.58%	$14,092
Target 2010 Composite Index	14.90	3.49	5.55	14,065
Mixed-Asset Target 2010 Funds
Average	13.18	1.89	4.07	12,862
MSCI US Broad Market Index	30.30	1.55	4.73	13,390

For a benchmark description, see the Glossary.

Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2010 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2012

Target Retirement 2010 Fund
Target 2010 Composite Index
For a benchmark description, see the Glossary.

Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (30.1%)
Vanguard Total Stock Market Index Fund Investor Shares	51,686,723	1,852,452

International Stock Fund (13.2%)
Vanguard Total International Stock Index Fund Investor Shares	56,967,820	810,652

Bond Funds (55.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	232,717,452	2,578,510
Vanguard Inflation-Protected Securities Fund Investor Shares	54,947,129	815,965
		3,394,475
Money Market Fund (1.6%)
Vanguard Prime Money Market Fund Investor Shares	96,748,216	96,748
Total Investment Companies (Cost $5,557,780)		6,154,327
Other Assets and Liabilities (0.0%)
Other Assets		15,703
Liabilities		(14,725)
		978
Net Assets (100%)
Applicable to 251,712,062 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,155,305
Net Asset Value Per Share		$24.45

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		5,535,540
Undistributed Net Investment Income		86,217
Accumulated Net Realized Losses		(62,999)
Unrealized Appreciation (Depreciation)		596,547
Net Assets		6,155,305

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	138,726
Net Investment Income—Note B	138,726
Realized Net Gain (Loss)
Capital Gain Distributions Received	23,070
Investment Securities Sold	15,217
Realized Net Gain (Loss)	38,287
Change in Unrealized Appreciation (Depreciation) of Investment Securities	561,971
Net Increase (Decrease) in Net Assets Resulting from Operations	738,984

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	138,726	116,426
Realized Net Gain (Loss)	38,287	(17,864)
Change in Unrealized Appreciation (Depreciation)	561,971	(1,898)
Net Increase (Decrease) in Net Assets Resulting from Operations	738,984	96,664
Distributions
Net Investment Income	(132,211)	(100,684)
Realized Capital Gain[1]	(8,208)	(8,472)
Total Distributions	(140,419)	(109,156)
Capital Share Transactions
Issued	1,935,277	1,835,448
Issued in Lieu of Cash Distributions	138,772	107,920
Redeemed	(1,264,685)	(1,430,032)
Net Increase (Decrease) from Capital Share Transactions	809,364	513,336
Total Increase (Decrease)	1,407,929	500,844
Net Assets
Beginning of Period	4,747,376	4,246,532
End of Period[2]	6,155,305	4,747,376

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $8,208,000 and $8,472,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $86,217,000 and $79,702,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.91	$21.87	$20.39	$20.47	$23.54
Investment Operations
Net Investment Income	.571	.560[1]	.520	.553	.744[1]
Capital Gain Distributions Received	.100	.056[1]	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.502	(.022)	1.455	.046	(3.354)
Total from Investment Operations	3.173	.594	1.975	.599	(2.610)
Distributions
Dividends from Net Investment Income	(.596)	(.511)	(.495)	(.679)	(.460)
Distributions from Realized Capital Gains	(.037)	(.043)	—	—	—
Total Distributions	(.633)	(.554)	(.495)	(.679)	(.460)
Net Asset Value, End of Period	$24.45	$21.91	$21.87	$20.39	$20.47

Total Return[2]	14.74%	2.68%	9.83%	3.47%	-11.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,155	$4,747	$4,247	$3,065	$2,567
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.17%	0.17%	0.21%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.51%	2.46%	2.67%	3.15%	3.34%
Portfolio Turnover Rate	12%	27%[3]	19%	41%[4]	18%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2010 Fund

For tax purposes, at September 30, 2012, the fund had $87,995,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2012, the fund had available capital losses totaling $63,820,000 to offset future net capital gains. Of this amount, $47,220,000 is subject to expiration dates; $5,639,000 may be used to offset future net capital gains through September 30, 2017, $26,042,000 through September 30, 2018, and $15,539,000 through September 30, 2019. Capital losses of $16,600,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2012, the cost of investment securities for tax purposes was $5,558,737,000. Net unrealized appreciation of investment securities for tax purposes was $595,590,000, consisting of unrealized gains of $634,125,000 on securities that had risen in value since their purchase and $38,535,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2012, the fund purchased $1,509,598,000 of investment securities and sold $679,859,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	82,983	80,703
Issued in Lieu of Cash Distributions	6,184	4,848
Redeemed	(54,110)	(63,101)
Net Increase (Decrease) in Shares Outstanding	35,057	22,450

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2015 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VTXVX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	40.3%
Vanguard Total Stock Market Index Fund
Investor Shares	38.6
Vanguard Total International Stock Index
Fund Investor Shares	16.7
Vanguard Inflation-Protected Securities
Fund Investor Shares	4.4

Total Fund Volatility Measures
	Target 2015	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	0.99	0.57

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.16%.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2015 Fund	16.76%	2.88%	5.90%	$16,686
Target 2015 Composite Index	16.87	2.79	5.87	16,635
Mixed-Asset Target 2015 Funds
Average	14.43	1.11	4.82	15,219
MSCI US Broad Market Index	30.30	1.55	6.58	17,664

For a benchmark description, see the Glossary.

Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2012

Target Retirement 2015 Fund
Target 2015 Composite Index
For a benchmark description, see the Glossary.

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (38.6%)
Vanguard Total Stock Market Index Fund Investor Shares	181,437,430	6,502,717

International Stock Fund (16.7%)
Vanguard Total International Stock Index Fund Investor Shares	197,496,533	2,810,377

Bond Funds (44.6%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	610,611,235	6,765,572
Vanguard Inflation-Protected Securities Fund Investor Shares	50,410,837	748,601
		7,514,173
Total Investment Companies (Cost $14,911,232)		16,827,267
Other Assets and Liabilities (0.1%)
Other Assets		60,245
Liabilities		(49,215)
		11,030
Net Assets (100%)
Applicable to 1,243,979,492 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,838,297
Net Asset Value Per Share		$13.54

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		14,738,913
Undistributed Net Investment Income		247,068
Accumulated Net Realized Losses		(63,719)
Unrealized Appreciation (Depreciation)		1,916,035
Net Assets		16,838,297

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	394,621
Net Investment Income—Note B	394,621
Realized Net Gain (Loss)
Capital Gain Distributions Received	61,580
Investment Securities Sold	29,798
Realized Net Gain (Loss)	91,378
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,819,354
Net Increase (Decrease) in Net Assets Resulting from Operations	2,305,353

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	394,621	311,191
Realized Net Gain (Loss)	91,378	68,394
Change in Unrealized Appreciation (Depreciation)	1,819,354	(276,867)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,305,353	102,718
Distributions
Net Investment Income	(356,688)	(288,841)
Realized Capital Gain[1]	(22,792)	(25,117)
Total Distributions	(379,480)	(313,958)
Capital Share Transactions
Issued	4,080,711	4,194,618
Issued in Lieu of Cash Distributions	375,872	311,203
Redeemed	(2,978,853)	(3,325,763)
Net Increase (Decrease) from Capital Share Transactions	1,477,730	1,180,058
Total Increase (Decrease)	3,403,603	968,818
Net Assets
Beginning of Period	13,434,694	12,465,876
End of Period[2]	16,838,297	13,434,694

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $22,792,000 and $25,117,000, respectively. Short-term gain distributionsare treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $247,068,000 and $209,135,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.91	$12.03	$11.21	$11.34	$13.49
Investment Operations
Net Investment Income	.327	.283[1]	.285	.307	.380[1]
Capital Gain Distributions Received	.053	.031[1]	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.583	(.134)	.811	(.072)	(2.190)
Total from Investment Operations	1.963	.180	1.096	.235	(1.810)
Distributions
Dividends from Net Investment Income	(.313)	(.276)	(.276)	(.365)	(.340)
Distributions from Realized Capital Gains	(.020)	(.024)	—	—	—
Total Distributions	(.333)	(.300)	(.276)	(.365)	(.340)
Net Asset Value, End of Period	$13.54	$11.91	$12.03	$11.21	$11.34

Total Return[2]	16.76%	1.40%	9.92%	2.66%	-13.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,838	$13,435	$12,466	$9,507	$7,804
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.17%	0.17%	0.21%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.59%	2.24%	2.62%	3.31%	3.02%
Portfolio Turnover Rate	13%	27%[3]	19%	37%[4]	24%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2015 Fund

For tax purposes, at September 30, 2012, the fund had $251,411,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2012, the fund had available capital losses totaling $64,723,000 to offset future net capital gains. Of this amount, $27,719,000 is subject to expiration on September 30, 2018. Capital losses of $37,004,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2012, the cost of investment securities for tax purposes was $14,914,571,000. Net unrealized appreciation of investment securities for tax purposes was $1,912,696,000, consisting of unrealized gains of $2,056,887,000 on securities that had risen in value since their purchase and $144,191,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2012, the fund purchased $3,522,632,000 of investment securities and sold $1,973,507,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	317,087	332,265
Issued in Lieu of Cash Distributions	30,534	25,097
Redeemed	(232,130)	(265,009)
Net Increase (Decrease) in Shares Outstanding	115,491	92,353

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2020 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VTWNX
30-Day SEC Yield	2.01%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	44.5%
Vanguard Total Bond Market II Index Fund
Investor Shares	36.3
Vanguard Total International Stock Index
Fund Investor Shares	19.2

Total Fund Volatility Measures
	Target 2020	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.00	0.66

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.16%.

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/7/2006)	Investment
Target Retirement 2020 Fund	18.30%	2.30%	5.04%	$13,642
Target 2020 Composite Index	18.62	2.36	5.10	13,694
Mixed-Asset Target 2020 Funds
Average	16.59	1.11	3.96	12,781
MSCI US Broad Market Index	30.30	1.55	4.73	13,390

For a benchmark description, see the Glossary.

Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2012

Target Retirement 2020 Fund
Target 2020 Composite Index
For a benchmark description, see the Glossary.

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (44.5%)
Vanguard Total Stock Market Index Fund Investor Shares	199,480,055	7,149,365

International Stock Fund (19.1%)
Vanguard Total International Stock Index Fund Investor Shares	216,536,307	3,081,311

Bond Fund (36.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	526,410,612	5,832,630
Total Investment Companies (Cost $14,457,483)		16,063,306
Other Assets and Liabilities (0.1%)
Other Assets		48,442
Liabilities		(33,919)
		14,523
Net Assets (100%)
Applicable to 668,727,769 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,077,829
Net Asset Value Per Share		$24.04

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		14,291,664
Undistributed Net Investment Income		232,148
Accumulated Net Realized Losses		(51,806)
Unrealized Appreciation (Depreciation)		1,605,823
Net Assets		16,077,829

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	359,941
Net Investment Income—Note B	359,941
Realized Net Gain (Loss)
Capital Gain Distributions Received	45,477
Investment Securities Sold	34,418
Realized Net Gain (Loss)	79,895
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,764,009
Net Increase (Decrease) in Net Assets Resulting from Operations	2,203,845

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	359,941	229,705
Realized Net Gain (Loss)	79,895	(20,395)
Change in Unrealized Appreciation (Depreciation)	1,764,009	(332,355)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,203,845	(123,045)
Distributions
Net Investment Income	(281,924)	(195,538)
Realized Capital Gain[1]	(17,036)	(15,414)
Total Distributions	(298,960)	(210,952)
Capital Share Transactions
Issued	4,865,832	4,414,516
Issued in Lieu of Cash Distributions	296,988	209,835
Redeemed	(2,021,399)	(2,149,043)
Net Increase (Decrease) from Capital Share Transactions	3,141,421	2,475,308
Total Increase (Decrease)	5,046,306	2,141,311
Net Assets
Beginning of Period	11,031,523	8,890,212
End of Period[2]	16,077,829	11,031,523

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $17,036,000 and $15,414,000, respectively. Short-term gain distributionsare treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $232,148,000 and $154,131,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.83	$21.17	$19.66	$20.03	$24.15
Investment Operations
Net Investment Income	.569	.473[1]	.510[1]	.539[1]	.619[1]
Capital Gain Distributions Received	.079	.044[1]	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	3.106	(.378)	1.440	(.360)	(4.329)
Total from Investment Operations	3.754	.139	1.950	.179	(3.710)
Distributions
Dividends from Net Investment Income	(.513)	(.444)	(.440)	(.549)	(.410)
Distributions from Realized Capital Gains	(.031)	(.035)	—	—	—
Total Distributions	(.544)	(.479)	(.440)	(.549)	(.410)
Net Asset Value, End of Period	$24.04	$20.83	$21.17	$19.66	$20.03

Total Return[2]	18.30%	0.53%	10.04%	1.44%	-15.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,078	$11,032	$8,890	$5,706	$3,859
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.17%	0.17%	0.21%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.11%	2.51%	3.19%	2.79%
Portfolio Turnover Rate	8%	23%[3]	14%	27%[4]	15%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2020 Fund

For tax purposes, at September 30, 2012, the fund had $235,551,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2012, the fund had available capital losses totaling $46,452,000 to offset future net capital gains. Of this amount, $32,992,000 is subject to expiration dates; $6,167,000 may be used to offset future net capital gains through September 30, 2017, $21,253,000 through September 30, 2018, and $5,572,000 through September 30, 2019. Capital losses of $13,460,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2012, the cost of investment securities for tax purposes was $14,466,240,000. Net unrealized appreciation of investment securities for tax purposes was $1,597,066,000, consisting of unrealized gains of $1,738,888,000 on securities that had risen in value since their purchase and $141,822,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2012, the fund purchased $4,282,042,000 of investment securities and sold $1,041,281,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	213,996	196,781
Issued in Lieu of Cash Distributions	13,680	9,508
Redeemed	(88,615)	(96,606)
Net Increase (Decrease) in Shares Outstanding	139,061	109,683

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VTTVX
30-Day SEC Yield	2.00%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	49.8%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.6
Vanguard Total International Stock Index
Fund Investor Shares	21.6

Total Fund Volatility Measures
	Target 2025	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.00	0.75

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.17%.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2025 Fund	19.89%	1.70%	5.79%	$16,533
Target 2025 Composite Index	20.13	1.79	5.85	16,614
Mixed-Asset Target 2025 Funds
Average	18.71	0.46	5.37	15,947
MSCI US Broad Market Index	30.30	1.55	6.58	17,664

For a benchmark description, see the Glossary.

Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2012

Target Retirement 2025 Fund
Target 2025 Composite Index
For a benchmark description, see the Glossary.

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (49.7%)
Vanguard Total Stock Market Index Fund Investor Shares	277,621,300	9,949,947

International Stock Fund (21.6%)
Vanguard Total International Stock Index Fund Investor Shares	303,815,060	4,323,288

Bond Fund (28.6%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	516,880,841	5,727,040
Total Investment Companies (Cost $17,684,215)		20,000,275
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.163% (Cost $2,107)	2,107,095	2,107
Total Investments (99.9%) (Cost $17,686,322)		20,002,382
Other Assets and Liabilities (0.1%)
Other Assets		78,543
Liabilities		(59,345)
		19,198
Net Assets (100%)
Applicable to 1,461,730,901 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		20,021,580
Net Asset Value Per Share		$13.70

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		17,493,796
Undistributed Net Investment Income		288,040
Accumulated Net Realized Losses		(76,316)
Unrealized Appreciation (Depreciation)		2,316,060
Net Assets		20,021,580

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	465,615
Net Investment Income—Note B	465,615
Realized Net Gain (Loss)
Capital Gain Distributions Received	47,682
Investment Securities Sold	29,986
Realized Net Gain (Loss)	77,668
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,539,930
Net Increase (Decrease) in Net Assets Resulting from Operations	3,083,213

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	465,615	315,625
Realized Net Gain (Loss)	77,668	775
Change in Unrealized Appreciation (Depreciation)	2,539,930	(492,656)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,083,213	(176,256)
Distributions
Net Investment Income	(378,248)	(289,553)
Realized Capital Gain[1]	(16,898)	(18,531)
Total Distributions	(395,146)	(308,084)
Capital Share Transactions
Issued	4,781,176	4,556,327
Issued in Lieu of Cash Distributions	391,525	305,363
Redeemed	(2,836,642)	(3,032,384)
Net Increase (Decrease) from Capital Share Transactions	2,336,059	1,829,306
Total Increase (Decrease)	5,024,126	1,344,966
Net Assets
Beginning of Period	14,997,454	13,652,488
End of Period[2]	20,021,580	14,997,454

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $16,898,000 and $18,531,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $288,040,000 and $200,673,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.71	$11.97	$11.11	$11.49	$14.26
Investment Operations
Net Investment Income	.331	.257[1]	.262	.279	.307
Capital Gain Distributions Received	.036	.020[1]	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.927	(.271)	.850	(.336)	(2.767)
Total from Investment Operations	2.294	.006	1.112	(.057)	(2.460)
Distributions
Dividends from Net Investment Income	(.291)	(.250)	(.252)	(.323)	(.310)
Distributions from Realized Capital Gains	(.013)	(.016)	—	—	—
Total Distributions	(.304)	(.266)	(.252)	(.323)	(.310)
Net Asset Value, End of Period	$13.70	$11.71	$11.97	$11.11	$11.49

Total Return[2]	19.89%	-0.11%	10.12%	0.10%	-17.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,022	$14,997	$13,652	$9,932	$7,769
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.18%	0.18%	0.21%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.64%	2.01%	2.42%	3.09%	2.59%
Portfolio Turnover Rate	9%	23%[3]	11%	21%[4]	17%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2025 Fund

For tax purposes, at September 30, 2012, the fund had $291,946,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2012, the fund had available capital losses totaling $74,491,000 to offset future net capital gains. Of this amount, $7,742,000 is subject to expiration on September 30, 2018. Capital losses of $66,749,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2012, the cost of investment securities for tax purposes was $17,692,053,000. Net unrealized appreciation of investment securities for tax purposes was $2,310,329,000, consisting of unrealized gains of $2,544,957,000 on securities that had risen in value since their purchase and $234,628,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2012, the fund purchased $4,010,871,000 of investment securities and sold $1,563,495,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	369,649	356,359
Issued in Lieu of Cash Distributions	31,883	24,235
Redeemed	(220,958)	(239,602)
Net Increase (Decrease) in Shares Outstanding	180,574	140,992

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2030 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VTHRX
30-Day SEC Yield	1.98%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	55.1%
Vanguard Total International Stock Index
Fund Investor Shares	23.6
Vanguard Total Bond Market II Index Fund
Investor Shares	21.3

Total Fund Volatility Measures
	Target 2030	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.00	0.83

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.17%.

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/7/2006)	Investment
Target Retirement 2030 Fund	21.43%	1.12%	4.48%	$13,188
Target 2030 Composite Index	21.65	1.20	4.57	13,259
Mixed-Asset Target 2030 Funds
Average	19.76	-0.02	3.44	12,378
MSCI US Broad Market Index	30.30	1.55	4.73	13,390

For a benchmark description, see the Glossary.

Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2012

Target Retirement 2030 Fund
Target 2030 Composite Index
For a benchmark description, see the Glossary.

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (55.0%)
Vanguard Total Stock Market Index Fund Investor Shares	193,938,435	6,950,753

International Stock Fund (23.6%)
Vanguard Total International Stock Index Fund Investor Shares	209,827,122	2,985,840

Bond Fund (21.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	242,921,482	2,691,570
Total Investment Companies (Cost $11,244,266)		12,628,163
Other Assets and Liabilities (0.1%)
Other Assets		40,469
Liabilities		(21,724)
		18,745
Net Assets (100%)
Applicable to 537,857,496 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		12,646,908
Net Asset Value Per Share		$23.51

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		11,099,752
Undistributed Net Investment Income		177,537
Accumulated Net Realized Losses		(14,278)
Unrealized Appreciation (Depreciation)		1,383,897
Net Assets		12,646,908

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	282,814
Net Investment Income—Note B	282,814
Realized Net Gain (Loss)
Capital Gain Distributions Received	19,986
Investment Securities Sold	15,633
Realized Net Gain (Loss)	35,619
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,624,548
Net Increase (Decrease) in Net Assets Resulting from Operations	1,942,981

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	282,814	155,961
Realized Net Gain (Loss)	35,619	(14,238)
Change in Unrealized Appreciation (Depreciation)	1,624,548	(402,712)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,942,981	(260,989)
Distributions
Net Investment Income	(204,000)	(132,260)
Realized Capital Gain[1]	(7,410)	(7,366)
Total Distributions	(211,410)	(139,626)
Capital Share Transactions
Issued	3,986,357	3,465,536
Issued in Lieu of Cash Distributions	209,803	138,834
Redeemed	(1,525,373)	(1,491,969)
Net Increase (Decrease) from Capital Share Transactions	2,670,787	2,112,401
Total Increase (Decrease)	4,402,358	1,711,786
Net Assets
Beginning of Period	8,244,550	6,532,764
End of Period[2]	12,646,908	8,244,550

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $7,410,000 and $7,366,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $177,537,000 and $98,723,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$19.81	$20.36	$18.84	$19.63	$24.74
Investment Operations
Net Investment Income	.561	.398	.453[1]	.466[1]	.522[1]
Capital Gain Distributions Received	.044	.011	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	3.580	(.542)	1.453	(.793)	(5.262)
Total from Investment Operations	4.185	(.133)	1.906	(.327)	(4.740)
Distributions
Dividends from Net Investment Income	(.468)	(.395)	(.386)	(.463)	(.370)
Distributions from Realized Capital Gains	(.017)	(.022)	—	—	—
Total Distributions	(.485)	(.417)	(.386)	(.463)	(.370)
Net Asset Value, End of Period	$23.51	$19.81	$20.36	$18.84	$19.63

Total Return[2]	21.43%	-0.83%	10.21%	-1.13%	-19.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,647	$8,245	$6,533	$4,003	$2,359
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.18%	0.19%	0.21%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.66%	1.91%	2.32%	2.92%	2.35%
Portfolio Turnover Rate	4%	19%[3]	9%	13%[4]	6%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2030 Fund

For tax purposes, at September 30, 2012, the fund had $179,006,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2012, the fund had available capital losses totaling $7,257,000 that may be carried forward indefinitely to offset future capital gains.

At September 30, 2012, the cost of investment securities for tax purposes was $11,252,755,000. Net unrealized appreciation of investment securities for tax purposes was $1,375,408,000, consisting of unrealized gains of $1,516,566,000 on securities that had risen in value since their purchase and $141,158,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2012, the fund purchased $3,217,539,000 of investment securities and sold $465,100,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	180,472	157,714
Issued in Lieu of Cash Distributions	10,019	6,410
Redeemed	(68,762)	(68,807)
Net Increase (Decrease) in Shares Outstanding	121,729	95,317

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund and Vanguard Target Retirement 2030 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund and Vanguard Target Retirement 2025 Fund, and Vanguard Target Retirement 2030 Fund (collectively constituting six separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 9, 2012

Special 2012 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Target Retirement Income Fund	38,064
Target Retirement 2010 Fund	43,392
Target Retirement 2015 Fund	153,733
Target Retirement 2020 Fund	145,585
Target Retirement 2025 Fund	221,048
Target Retirement 2030 Fund	135,538

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	15.9%
Target Retirement 2010 Fund	21.1
Target Retirement 2015 Fund	25.7
Target Retirement 2020 Fund	29.8
Target Retirement 2025 Fund	33.2
Target Retirement 2030 Fund	37.1

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2012

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement Income Fund
Returns Before Taxes	11.74%	5.06%	5.69%
Returns After Taxes on Distributions	10.89	4.10	4.60
Returns After Taxes on Distributions and Sale of Fund Shares	7.72	3.80	4.29

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2010 Fund
Returns Before Taxes	14.74%	3.50%	5.58%
Returns After Taxes on Distributions	13.83	2.73	4.93
Returns After Taxes on Distributions and Sale of Fund Shares	9.71	2.58	4.47

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2015 Fund
Returns Before Taxes	16.76%	2.88%	5.90%
Returns After Taxes on Distributions	15.93	2.13	5.24
Returns After Taxes on Distributions and Sale of Fund Shares	11.07	2.07	4.79

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2012

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2020 Fund
Returns Before Taxes	18.30%	2.30%	5.04%
Returns After Taxes on Distributions	17.57	1.71	4.53
Returns After Taxes on Distributions and Sale of Fund Shares	12.10	1.67	4.10

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2025 Fund
Returns Before Taxes	19.89%	1.70%	5.79%
Returns After Taxes on Distributions	19.20	1.12	5.26
Returns After Taxes on Distributions and Sale of Fund Shares	13.17	1.19	4.80

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2030 Fund
Returns Before Taxes	21.43%	1.12%	4.48%
Returns After Taxes on Distributions	20.82	0.67	4.08
Returns After Taxes on Distributions and Sale of Fund Shares	14.20	0.77	3.70

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2012	9/30/2012	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,033.89	$0.82
Target Retirement 2010 Fund	$1,000.00	$1,030.78	$0.81
Target Retirement 2015 Fund	$1,000.00	$1,027.31	$0.81
Target Retirement 2020 Fund	$1,000.00	$1,024.72	$0.81
Target Retirement 2025 Fund	$1,000.00	$1,023.15	$0.86
Target Retirement 2030 Fund	$1,000.00	$1,021.29	$0.86
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2010 Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2015 Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2020 Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2025 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2030 Fund	$1,000.00	$1,024.22	$0.86

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.16%, 0.16%, 0.16%, 0.16%, 0.17%, and 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index; for short-term reserves, the Citigroup Three-Month Treasury Bill Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index; for short-term reserves, the Citigroup Three-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President
Inc., and of each of the investment companies served	of the University of Pennsylvania; Christopher H.
by The Vanguard Group, since January 2010; Director	Browne Distinguished Professor of Political Science
of The Vanguard Group since 2008; Chief Executive	in the School of Arts and Sciences with secondary
Officer and President of The Vanguard Group and of	appointments at the Annenberg School for
each of the investment companies served by The	Communication and the Graduate School of Education
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Member of the
Marketing Corporation; Managing Director of The	National Commission on the Humanities and Social
Vanguard Group (1995–2008).	Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
IndependentTrustees	of Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Director of SKF AB
and President (2006–2008) of Rohm and Haas Co.	(industrial machinery), Hillenbrand, Inc. (specialized
(chemicals); Director of Tyco International, Ltd.	consumer services), the Lumina Foundation for
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112012

Annual Report | September 30, 2012

Vanguard Target Retirement Funds

Vanguard Target Retirement 2035
Vanguard Target Retirement 2040
Vanguard Target Retirement 2045
Vanguard Target Retirement 2050
Vanguard Target Retirement 2055
Vanguard Target Retirement 2060

> For the 12 months ended September 30, 2012, the returns of the six Target Retirement Funds in this report ranged from 8.70% to 23.56%.

> The funds closely tracked their composite index benchmarks and were ahead of the average returns of their respective peer groups.

> Of the three underlying funds that make up the portfolios, Vanguard Total Bond Market II Index Fund posted the smallest return, while Vanguard Total Stock Market Index Fund had the strongest.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement 2035 Fund.	9
Target Retirement 2040 Fund.	18
Target Retirement 2045 Fund.	27
Target Retirement 2050 Fund.	36
Target Retirement 2055 Fund.	45
Target Retirement 2060 Fund.	54
Your Fund’s After-Tax Returns.	65
About Your Fund’s Expenses.	67
Glossary.	69

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012
Total
Returns
Vanguard Target Retirement 2035 Fund	22.98%
Target 2035 Composite Index	23.16
Mixed-Asset Target 2035 Funds Average	21.38
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2040 Fund	23.43%
Target 2040 Composite Index	23.58
Mixed-Asset Target 2040 Funds Average	21.50
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2045 Fund	23.47%
Target 2045 Composite Index	23.58
Mixed-Asset Target 2045 Funds Average	22.95
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2050 Fund	23.46%
Target 2050 Composite Index	23.58
Mixed-Asset Target 2050+ Funds Average	22.46
Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2055 Fund	23.56%
Target 2055 Composite Index	23.58
Mixed-Asset Target 2050+ Funds Average	22.46
Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2060 Fund (Inception: 1/19/2012)	8.70%
Target 2060 Composite Index	8.77
Mixed-Asset Target 2050+ Funds Average	7.83
Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

In sharp contrast to the previous year, global stock markets produced double-digit gains for the fiscal year ended September 30, 2012. Despite a few bumps tied to Europe’s debt problems and a slowdown in emerging markets, the Vanguard Target Retirement Funds covered in this report produced their best returns since inception.

This report covers the performance of Target Retirement Funds 2035 through 2060. (The Income Fund and the 2010 through 2030 Funds are discussed in a separate report.) Because the funds in this report are intended for investors who expect to retire in about 20 to 50 years, they’re more heavily invested in stocks than their shorter-dated counterparts. While a larger allocation to stocks can sometimes result in more volatility, during this past fiscal year it helped boost the funds’ performance. The fixed income portion of the funds’ portfolios turned in respectable but less notable returns.

Please note that on October 2 we announced that we will transition to new benchmark indexes for 22 of our index funds, including Total Stock Market Index Fund and Total International Stock Market Index Fund. Both of those funds are among the underlying funds in the Target Retirement Funds. Total Stock Market’s new benchmark will be the

2

CRSP US Total Market Index, and the new benchmark for Total International will be the FTSE Global All Cap ex US Index. The transition, which will take place over several months, is expected to provide shareholders with significant long-term savings on licensing fees paid to index providers.

Stocks notched a powerful rally, with help from central bankers
U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

While U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

3

Bonds produced solid returns; future results may be more muted
Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2035 Fund	0.19%	0.54%
Target Retirement 2040 Fund	0.19	0.63
Target Retirement 2045 Fund	0.19	0.54
Target Retirement 2050 Fund	0.19	0.62
Target Retirement 2055 Fund	0.19	0.62
Target Retirement 2060 Fund	0.18	0.62

The fund expense figures shown—drawn from the prospectus dated January 26, 2012—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.18% for the 2035 Fund, 0.18% for the 2040 Fund, 0.18% for the 2045 Fund, 0.18% for the 2050 Fund, 0.18% for the 2055 Fund, and 0.18% (annualized since inception) for the 2060 Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the 2035 Fund, Mixed-Asset Target 2035 Funds; for the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund, Mixed-Asset Target 2045 Funds; for the 2050, 2055, and 2060 Funds, Mixed-Asset Target 2050+ Funds.

4

Funds’ returns strengthened as stock markets soared
The Target Retirement Funds are designed to enable investors who have neither the time nor the inclination to manage a retirement portfolio an opportunity to hold a diversified “fund of funds” that adjusts its asset allocation over time. Each portfolio shifts from a growth-oriented, stock-heavy asset allocation to one that is more conservative, focused on bonds, as the investor’s expected retirement date approaches.

As of September 30, the five funds with target dates from 2040 to 2060 held nearly 63% of their assets in U.S. stocks, 27% in international stocks, and 10% in bonds, while the 2035 Fund included slightly more bonds. The five funds’ returns ranged

Total Returns
Inception Through September 30, 2012

Average
Annual Return
Target Retirement 2035 Fund (Returns since inception: 10/27/2003)	5.99%
Target 2035 Composite Index	6.09
Mixed-Asset Target 2035 Funds Average	5.46
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper Inc.

Target Retirement 2040 Fund (Returns since inception: 6/7/2006)	4.26%
Target 2040 Composite Index	4.31
Mixed-Asset Target 2040 Funds Average	3.13
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper Inc.

Target Retirement 2045 Fund (Returns since inception: 10/27/2003)	6.36%
Target 2045 Composite Index	6.44
Mixed-Asset Target 2045 Funds Average	5.89
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper Inc.

Target Retirement 2050 Fund (Returns since inception: 6/7/2006)	4.34%
Target 2050 Composite Index	4.39
Mixed-Asset Target 2050+ Funds Average	3.25
Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The table does not include funds that have operated for less than three years.

5

from 8.70% for the 2060 Fund to 23.56% for the 2055 Fund. (The 2060 Fund was launched on January 19, 2012, and so its results reflect less than a full fiscal year of performance.)

Returns for the Target Retirement Funds were largely driven by the strength of their underlying stock funds. Vanguard Total Stock Market Index Fund briefly dipped into negative territory in the spring as worries about Europe’s debt crisis grew, but by the end of the fiscal period it had notched a 30% gain. (Returns for the underlying funds are for Investor Shares.) Vanguard Total International Stock Index Fund, which posted a 12-month return of –12% a year ago, made a significant turnaround during this latest fiscal period to return 15%. Surprisingly, the best performers in the international fund were European stocks, which were battered for parts of the year but surged in the wake of renewed commitments by the European Central Bank.

Vanguard Total Bond Market II Index Fund, the fixed income holding in each of the six funds, recorded a solid return of about 5%. Unlike last year, when the bond index fund was the best performer as investors sought the safety of U.S. Treasuries, investors this time around were more willing to take on risk.

The funds’ impressive record of tracking their indexes
The six Vanguard Target Retirement Funds included in this report have successfully tracked their indexes and produced competitive results since their inceptions.

The funds’ inception dates range from October 2003 to January 2012. During their relatively short lifespans, they have experienced frequently volatile stock market environments. They have tracked their indexes closely, even though the benchmarks’ returns don’t reflect any operating or transaction costs. In addition, each fund’s average annual return has surpassed that of its appropriate peer group.

The funds’ success is a tribute to the skill of their investment advisors, Vanguard’s Equity Investment Group and Fixed Income Group, whose combined experience in portfolio construction and management techniques reflect more than 20 years of indexing. For a look at how the funds’ costs compare with the average expenses of their respective peer groups, please see the table on page 4.

6

The lessons of the financial crisis remain relevant four years later
In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 10, 2012

7

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement 2035 Fund	$11.77	$14.15	$0.281	$0.006
Target Retirement 2040 Fund	$19.26	$23.26	$0.444	$0.009
Target Retirement 2045 Fund	$12.10	$14.61	$0.286	$0.005
Target Retirement 2050 Fund	$19.17	$23.16	$0.439	$0.008
Target Retirement 2055 Fund	$20.45	$24.81	$0.391	$0.013
Target Retirement 2060 Fund (Inception:
1/19/2012)	$20.00	$21.74	$0.000	$0.000

Asset Allocation on September 30, 2012
			Short-Term
	Stocks	Bonds	Reserves
Target Retirement 2035 Fund	86.3%	13.7%	0.0%
Target Retirement 2040 Fund	89.9%	10.1%	0.0%
Target Retirement 2045 Fund	89.8%	10.2%	0.0%
Target Retirement 2050 Fund	89.8%	10.2%	0.0%
Target Retirement 2055 Fund	90.0%	10.0%	0.0%
Target Retirement 2060 Fund	90.1%	9.9%	0.0%

Note: As of September 30, 2012, international stock weightings for the 2035, 2040, 2045, 2050, 2055, and 2060 Funds were 26%, 27%, 27%, 27%, 27%, and 27% of assets, respectively.

8

Target Retirement 2035 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VTTHX
30-Day SEC Yield	1.97%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	60.3%
Vanguard Total International Stock Index
Fund Investor Shares	26.0
Vanguard Total Bond Market II Index Fund
Investor Shares	13.7

Total Fund Volatility Measures
	Target 2035	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.91

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.18%.

9

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2035 Fund	22.98%	0.83%	5.99%	$16,813
Target 2035 Composite Index	23.16	0.91	6.09	16,957
Mixed-Asset Target 2035 Funds
Average	21.38	-0.15	5.46	16,076
MSCI US Broad Market Index	30.30	1.55	6.58	17,664

For a benchmark description, see the Glossary.

Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2012

Target Retirement 2035 Fund
Target 2035 Composite Index

For a benchmark description, see the Glossary.

11

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (60.2%)
Vanguard Total Stock Market Index Fund Investor Shares	238,956,741	8,564,210

International Stock Fund (26.0%)
Vanguard Total International Stock Index Fund Investor Shares	259,431,590	3,691,711

Bond Fund (13.7%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	175,510,300	1,944,654
Total Investments (99.9%) (Cost $12,486,627)		14,200,575
Other Assets and Liabilities (0.1%)
Other Assets		59,771
Liabilities		(40,340)
		19,431
Net Assets (100%)
Applicable to 1,004,639,249 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,220,006
Net Asset Value Per Share		$14.15

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		12,373,626
Undistributed Net Investment Income		198,122
Accumulated Net Realized Losses		(65,690)
Unrealized Appreciation (Depreciation)		1,713,948
Net Assets		14,220,006

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	331,291
Net Investment Income—Note B	331,291
Realized Net Gain (Loss)
Capital Gain Distributions Received	14,954
Investment Securities Sold	16,841
Realized Net Gain (Loss)	31,795
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,077,103
Net Increase (Decrease) in Net Assets Resulting from Operations	2,440,189

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	331,291	196,416
Realized Net Gain (Loss)	31,795	1,505
Change in Unrealized Appreciation (Depreciation)	2,077,103	(502,631)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,440,189	(304,710)
Distributions
Net Investment Income	(249,484)	(181,829)
Realized Capital Gain[1]	(5,327)	(40,834)
Total Distributions	(254,811)	(222,663)
Capital Share Transactions
Issued	3,574,347	3,401,770
Issued in Lieu of Cash Distributions	252,543	220,834
Redeemed	(2,031,576)	(2,078,454)
Net Increase (Decrease) from Capital Share Transactions	1,795,314	1,544,150
Total Increase (Decrease)	3,980,692	1,016,777
Net Assets
Beginning of Period	10,239,314	9,222,537
End of Period[2]	14,220,006	10,239,314

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $5,327,000 and $9,246,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $198,122,000 and $116,315,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.77	$12.22	$11.31	$11.90	$15.25
Investment Operations
Net Investment Income	.344	.235	.250	.273[1]	.293
Capital Gain Distributions Received	.016	.006	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.307	(.402)	.898	(.564)	(3.353)
Total from Investment Operations	2.667	(.161)	1.148	(.291)	(3.060)
Distributions
Dividends from Net Investment Income	(.281)	(.236)	(.238)	(.299)	(.290)
Distributions from Realized Capital Gains	(.006)	(.053)	—	—	—
Total Distributions	(.287)	(.289)	(.238)	(.299)	(.290)
Net Asset Value, End of Period	$14.15	$11.77	$12.22	$11.31	$11.90

Total Return[2]	22.98%	-1.55%	10.24%	-1.85%	-20.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,220	$10,239	$9,223	$6,780	$5,030
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.19%	0.19%	0.21%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.68%	1.81%	2.24%	2.88%	2.28%
Portfolio Turnover Rate	6%	18%[3]	6%	9%[4]	10%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information aboutany applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

16

Target Retirement 2035 Fund

For tax purposes, at September 30, 2012, the fund had $199,713,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2012, the fund had available capital losses totaling $60,815,000 that may be carried forward indefinitely to offset future capital gains.

At September 30, 2012, the cost of investment securities for tax purposes was $12,493,094,000. Net unrealized appreciation of investment securities for tax purposes was $1,707,481,000, consisting of unrealized gains of $1,918,772,000 on securities that had risen in value since their purchase and $211,291,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended September 30, 2012, the fund purchased $2,608,198,000 of investment securities and sold $729,608,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	269,022	257,014
Issued in Lieu of Cash Distributions	20,171	16,883
Redeemed	(154,290)	(158,773)
Net Increase (Decrease) in Shares Outstanding	134,903	115,124

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

17

Target Retirement 2040 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VFORX
30-Day SEC Yield	1.96%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.7%
Vanguard Total International Stock Index
Fund Investor Shares	27.2
Vanguard Total Bond Market II Index Fund
Investor Shares	10.1

Total Fund Volatility Measures
	Target 2040	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.18%.

18

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/7/2006)	Investment
Target Retirement 2040 Fund	23.43%	0.90%	4.26%	$13,016
Target 2040 Composite Index	23.58	0.92	4.31	13,055
Mixed-Asset Target 2040 Funds
Average	21.50	-0.44	3.13	12,148
MSCI US Broad Market Index	30.30	1.55	4.73	13,390

For a benchmark description, see the Glossary.

Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards

See Financial Highlights for dividend and capital gains information.

19

Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2012

Target Retirement 2040 Fund
Target 2040 Composite Index

20

For a benchmark description, see the Glossary.

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (62.7%)
Vanguard Total Stock Market Index Fund Investor Shares	139,526,471	5,000,629

International Stock Fund (27.1%)
Vanguard Total International Stock Index Fund Investor Shares	152,105,073	2,164,455

Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	72,252,619	800,559
Total Investment Companies (Cost $7,025,045)		7,965,643
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.163% (Cost $994)	994,230	994
Total Investments (99.8%) (Cost $7,026,039)		7,966,637
Other Assets and Liabilities (0.2%)
Other Assets		25,591
Liabilities		(9,898)
		15,693
Net Assets (100%)
Applicable to 343,195,564 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,982,330
Net Asset Value Per Share		$23.26

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		6,936,892
Undistributed Net Investment Income		110,201
Accumulated Net Realized Losses		(5,361)
Unrealized Appreciation (Depreciation)		940,598
Net Assets		7,982,330

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	178,202
Net Investment Income—Note B	178,202
Realized Net Gain (Loss)
Capital Gain Distributions Received	6,250
Investment Securities Sold	5,071
Realized Net Gain (Loss)	11,321
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,107,410
Net Increase (Decrease) in Net Assets Resulting from Operations	1,296,933

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	178,202	88,335
Realized Net Gain (Loss)	11,321	27,057
Change in Unrealized Appreciation (Depreciation)	1,107,410	(344,764)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,296,933	(229,372)
Distributions
Net Investment Income	(121,325)	(74,229)
Realized Capital Gain[1]	(2,459)	(14,523)
Total Distributions	(123,784)	(88,752)
Capital Share Transactions
Issued	2,765,586	2,363,000
Issued in Lieu of Cash Distributions	122,539	88,014
Redeemed	(1,056,098)	(986,609)
Net Increase (Decrease) from Capital Share Transactions	1,832,027	1,464,405
Total Increase (Decrease)	3,005,176	1,146,281
Net Assets
Beginning of Period	4,977,154	3,830,873
End of Period[2]	7,982,330	4,977,154

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $2,459,000 and $14,523,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $110,201,000 and $53,324,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$19.26	$20.03	$18.52	$19.36	$24.70
Investment Operations
Net Investment Income	.559	.369	.393	.435[1]	.494[1]
Capital Gain Distributions Received	.022	.006	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	3.872	(.705)	1.485	(.849)	(5.464)
Total from Investment Operations	4.453	(.330)	1.878	(.414)	(4.970)
Distributions
Dividends from Net Investment Income	(.444)	(.368)	(.368)	(.426)	(.370)
Distributions from Realized Capital Gains	(.009)	(.072)	—	—	—
Total Distributions	(.453)	(.440)	(.368)	(.426)	(.370)
Net Asset Value, End of Period	$23.26	$19.26	$20.03	$18.52	$19.36

Total Return[2]	23.43%	-1.87%	10.23%	-1.61%	-20.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,982	$4,977	$3,831	$2,330	$1,199
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.19%	0.19%	0.21%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.69%	1.79%	2.23%	2.78%	2.24%
Portfolio Turnover Rate	3%	15%[3]	7%	9%[4]	4%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

25

Target Retirement 2040 Fund

For tax purposes, at September 30, 2012, the fund had $110,636,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses.

At September 30, 2012, the cost of investment securities for tax purposes was $7,031,835,000. Net unrealized appreciation of investment securities for tax purposes was $934,802,000, consisting of unrealized gains of $1,030,036,000 on securities that had risen in value since their purchase and $95,234,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2012, the fund purchased $2,088,588,000 of investment securities and sold $203,161,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	127,086	108,785
Issued in Lieu of Cash Distributions	5,969	4,097
Redeemed	(48,337)	(45,683)
Net Increase (Decrease) in Shares Outstanding	84,718	67,199

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Target Retirement 2045 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VTIVX
30-Day SEC Yield	1.96%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.8%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	10.2

Total Fund Volatility Measures
	Target 2045	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.18%.

27

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2045 Fund	23.47%	0.88%	6.36%	$17,344
Target 2045 Composite Index	23.58	0.92	6.44	17,452
Mixed-Asset Target 2045 Funds
Average	22.95	-0.37	5.89	16,670
MSCI US Broad Market Index	30.30	1.55	6.58	17,664

For a benchmark description, see the Glossary.

Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

28

Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2012

Target Retirement 2045 Fund
Target 2045 Composite Index

For a benchmark description, see the Glossary.

29

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (62.7%)
Vanguard Total Stock Market Index Fund Investor Shares	142,842,943	5,119,491

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	154,615,017	2,200,172

Bond Fund (10.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	74,679,824	827,453
Total Investment Companies (Cost $7,168,191)		8,147,116
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.163% (Cost $1,270)	1,270,433	1,270
Total Investments (99.8%) (Cost $7,169,461)		8,148,386
Other Assets and Liabilities (0.2%)
Other Assets		30,720
Liabilities		(16,080)
		14,640
Net Assets (100%)
Applicable to 558,919,785 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,163,026
Net Asset Value Per Share		$14.61

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		7,102,941
Undistributed Net Investment Income		112,258
Accumulated Net Realized Losses		(31,098)
Unrealized Appreciation (Depreciation)		978,925
Net Assets		8,163,026

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	188,310
Net Investment Income—Note B	188,310
Realized Net Gain (Loss)
Capital Gain Distributions Received	6,866
Investment Securities Sold	17,379
Realized Net Gain (Loss)	24,245
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,185,281
Net Increase (Decrease) in Net Assets Resulting from Operations	1,397,836

See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	188,310	106,266
Realized Net Gain (Loss)	24,245	7,614
Change in Unrealized Appreciation (Depreciation)	1,185,281	(321,143)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,397,836	(207,263)
Distributions
Net Investment Income	(138,613)	(97,564)
Realized Capital Gain[1]	(2,423)	(41,929)
Total Distributions	(141,036)	(139,493)
Capital Share Transactions
Issued	2,414,872	2,176,140
Issued in Lieu of Cash Distributions	140,029	138,621
Redeemed	(1,350,612)	(1,184,181)
Net Increase (Decrease) from Capital Share Transactions	1,204,289	1,130,580
Total Increase (Decrease)	2,461,089	783,824
Net Assets
Beginning of Period	5,701,937	4,918,113
End of Period[2]	8,163,026	5,701,937

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $2,423,000 and $20,965,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $112,258,000 and $62,561,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.10	$12.64	$11.70	$12.29	$15.75
Investment Operations
Net Investment Income	.354	.237	.257	.281[1]	.303
Capital Gain Distributions Received	.014	.005	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.433	(.436)	.929	(.570)	(3.463)
Total from Investment Operations	2.801	(.194)	1.186	(.289)	(3.160)
Distributions
Dividends from Net Investment Income	(.286)	(.242)	(.246)	(.301)	(.300)
Distributions from Realized Capital Gains	(.005)	(.104)	—	—	—
Total Distributions	(.291)	(.346)	(.246)	(.301)	(.300)
Net Asset Value, End of Period	$14.61	$12.10	$12.64	$11.70	$12.29

Total Return[2]	23.47%	-1.82%	10.23%	-1.77%	-20.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,163	$5,702	$4,918	$3,560	$2,493
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.19%	0.19%	0.21%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.70%	1.79%	2.24%	2.86%	2.28%
Portfolio Turnover Rate	7%	16%[3]	6%	10%[4]	9%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

34

Target Retirement 2045 Fund

For tax purposes, at September 30, 2012, the fund had $112,933,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2012, the fund had available capital losses totaling $30,381,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2012, the cost of investment securities for tax purposes was $7,170,853,000. Net unrealized appreciation of investment securities for tax purposes was $977,533,000, consisting of unrealized gains of $1,097,333,000 on securities that had risen in value since their purchase and $119,800,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2012, the fund purchased $1,708,182,000 of investment securities and sold $455,381,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	176,519	159,565
Issued in Lieu of Cash Distributions	10,863	10,276
Redeemed	(99,852)	(87,425)
Net Increase (Decrease) in Shares Outstanding	87,530	82,416

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

35

Target Retirement 2050 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VFIFX
30-Day SEC Yield	1.96%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.8%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	10.2

Total Fund Volatility Measures
	Target 2050	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.18%.

36

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/7/2006)	Investment
Target Retirement 2050 Fund	23.46%	0.88%	4.34%	$13,074
Target 2050 Composite Index	23.58	0.92	4.39	13,113
Mixed-Asset Target 2050+ Funds
Average	22.46	-0.50	3.25	12,236
MSCI US Broad Market Index	30.30	1.55	4.73	13,390

For a benchmark description, see the Glossary.

Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

37

Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2012

Target Retirement 2050 Fund
Target 2050 Composite Index

For a benchmark description, see the Glossary.

38

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (62.7%)
Vanguard Total Stock Market Index Fund Investor Shares	60,606,332	2,172,131

International Stock Fund (26.9%)
Vanguard Total International Stock Index Fund Investor Shares	65,630,504	933,922

Bond Fund (10.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	31,672,163	350,928
Total Investment Companies (Cost $3,051,246)		3,456,981
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.163% (Cost $600)	600,448	600
Total Investments (99.7%) (Cost $3,051,846)		3,457,581
Other Assets and Liabilities (0.3%)
Other Assets		14,448
Liabilities		(4,711)
		9,737
Net Assets (100%)
Applicable to 149,730,707 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,467,318
Net Asset Value Per Share		$23.16

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		3,020,662
Undistributed Net Investment Income		46,793
Accumulated Net Realized Losses		(5,872)
Unrealized Appreciation (Depreciation)		405,735
Net Assets		3,467,318

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	75,474
Net Investment Income—Note B	75,474
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,605
Investment Securities Sold	1,261
Realized Net Gain (Loss)	3,866
Change in Unrealized Appreciation (Depreciation) of Investment Securities	465,291
Net Increase (Decrease) in Net Assets Resulting from Operations	544,631

See accompanying Notes, which are an integral part of the Financial Statements.

40

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	75,474	36,062
Realized Net Gain (Loss)	3,866	24,874
Change in Unrealized Appreciation (Depreciation)	465,291	(159,824)
Net Increase (Decrease) in Net Assets Resulting from Operations	544,631	(98,888)
Distributions
Net Investment Income	(50,671)	(30,163)
Realized Capital Gain[1]	(923)	(19,891)
Total Distributions	(51,594)	(50,054)
Capital Share Transactions
Issued	1,387,997	1,174,424
Issued in Lieu of Cash Distributions	51,071	49,545
Redeemed	(538,920)	(518,202)
Net Increase (Decrease) from Capital Share Transactions	900,148	705,767
Total Increase (Decrease)	1,393,185	556,825
Net Assets
Beginning of Period	2,074,133	1,517,308
End of Period[2]	3,467,318	2,074,133

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $923,000 and $10,109,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $46,793,000 and $21,990,000.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$19.17	$20.10	$18.58	$19.43	$24.79
Investment Operations
Net Investment Income	.549	.360	.399	.431[1]	.503[1]
Capital Gain Distributions Received	.022	.006	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	3.866	(.682)	1.492	(.866)	(5.493)
Total from Investment Operations	4.437	(.316)	1.891	(.435)	(4.990)
Distributions
Dividends from Net Investment Income	(.439)	(.370)	(.371)	(.415)	(.370)
Distributions from Realized Capital Gains	(.008)	(.244)	—	—	—
Total Distributions	(.447)	(.614)	(.371)	(.415)	(.370)
Net Asset Value, End of Period	$23.16	$19.17	$20.10	$18.58	$19.43

Total Return[2]	23.46%	-1.89%	10.26%	-1.73%	-20.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,467	$2,074	$1,517	$924	$409
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.19%	0.19%	0.21%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.70%	1.79%	2.21%	2.74%	2.27%
Portfolio Turnover Rate	4%	15%[3]	10%	8%[4]	4%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

43

Target Retirement 2050 Fund

For tax purposes, at September 30, 2012, the fund had $46,986,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short-term gain distributions received from Vanguard Total Bond II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2012, the fund had available capital losses totaling $6,063,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2012, the cost of investment securities for tax purposes was $3,051,848,000. Net unrealized appreciation of investment securities for tax purposes was $405,733,000, consisting of unrealized gains of $443,094,000 on securities that had risen in value since their purchase and $37,361,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2012, the fund purchased $1,020,461,000 of investment securities and sold $99,828,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	64,017	54,294
Issued in Lieu of Cash Distributions	2,499	2,317
Redeemed	(25,002)	(23,901)
Net Increase (Decrease) in Shares Outstanding	41,514	32,710

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements

44

Target Retirement 2055 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VFFVX
30-Day SEC Yield	1.96%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.8%
Vanguard Total International Stock Index
Fund Investor Shares	27.2
Vanguard Total Bond Market II Index Fund
Investor Shares	10.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2012, the acquired fund fees and expenses were 0.18%.

45

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 18, 2010, Through September 30, 2012
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2012
		Since	Final Value
	One	Inception	of a $10,000
	Year	(8/18/2010)	Investment
Target Retirement 2055 Fund	23.56%	12.18%	$12,757
Target 2055 Composite Index	23.58	12.32	12,792
Mixed-Asset Target 2050+ Funds
Average	22.46	10.62	12,385
MSCI US Broad Market Index	30.30	16.38	13,789

For a benchmark description, see the Glossary.

Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

46

Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): August 18, 2010, Through September 30, 2012

Target Retirement 2055 Fund
Target 2055 Composite Index

For a benchmark description, see the Glossary.

47

Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.3%)
U.S. Stock Fund (62.4%)
Vanguard Total Stock Market Index Fund Investor Shares	6,625,092	237,443

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	7,228,698	102,864

Bond Fund (9.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	3,410,724	37,791
Total Investment Companies (Cost $358,276)		378,098
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.163% (Cost $179)	178,673	179
Total Investments (99.3%) (Cost $358,455)		378,277
Other Assets and Liabilities (0.7%)
Other Assets		3,324
Liabilities		(827)
		2,497
Net Assets (100%)
Applicable to 15,350,366 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		380,774
Net Asset Value Per Share		$24.81

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		356,394
Undistributed Net Investment Income		4,443
Accumulated Net Realized Gains		115
Unrealized Appreciation (Depreciation)		19,822
Net Assets		380,774

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	6,645
Net Investment Income—Note B	6,645
Realized Net Gain (Loss)
Capital Gain Distributions Received	186
Investment Securities Sold	228
Realized Net Gain (Loss)	414
Change in Unrealized Appreciation (Depreciation) of Investment Securities	35,775
Net Increase (Decrease) in Net Assets Resulting from Operations	42,834

See accompanying Notes, which are an integral part of the Financial Statements.

49

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,645	1,085
Realized Net Gain (Loss)	414	(164)
Change in Unrealized Appreciation (Depreciation)	35,775	(16,009)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,834	(15,088)
Distributions
Net Investment Income	(2,904)	(146)
Realized Capital Gain[1]	(97)	(34)
Total Distributions	(3,001)	(180)
Capital Share Transactions
Issued	286,736	163,181
Issued in Lieu of Cash Distributions	2,985	180
Redeemed	(73,016)	(25,727)
Net Increase (Decrease) from Capital Share Transactions	216,705	137,634
Total Increase (Decrease)	256,538	122,366
Net Assets
Beginning of Period	124,236	1,870
End of Period[2]	380,774	124,236

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $97,000 and $34,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $4,443,000 and $945,000.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Target Retirement 2055 Fund

Financial Highlights

			Aug. 18,
	Year Ended		2010[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2012	2011	2010
Net Asset Value, Beginning of Period	$20.45	$20.98	$20.00
Investment Operations
Net Investment Income	.540	.388[2]	.063
Capital Gain Distributions Received	.022	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	4.202	(.698)	.917
Total from Investment Operations	4.764	(.309)	.980
Distributions
Dividends from Net Investment Income	(.391)	(.179)	—
Distributions from Realized Capital Gains	(.013)	(.042)	—
Total Distributions	(.404)	(.221)	—
Net Asset Value, End of Period	$24.81	$20.45	$20.98

Total Return[3]	23.56%	-1.58%	4.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$381	$124	$2
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.19%	0.22%[4]
Ratio of Net Investment Income to Average Net Assets	2.76%	1.71%	2.73%[4]
Portfolio Turnover Rate	3%	12%[5]	3%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

52

Target Retirement 2055 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $243,000 from undistributed net investment income, and $4,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2012, the fund had $4,460,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2011 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2011. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses.

At September 30, 2012, the cost of investment securities for tax purposes was $358,455,000. Net unrealized appreciation of investment securities for tax purposes was $19,822,000, consisting of unrealized gains of $20,987,000 on securities that had risen in value since their purchase and $1,165,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2012, the fund purchased $225,343,000 of investment securities and sold $7,434,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	12,295	7,096
Issued in Lieu of Cash Distributions	136	8
Redeemed	(3,155)	(1,119)
Net Increase (Decrease) in Shares Outstanding	9,276	5,985

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

53

Target Retirement 2060 Fund

Fund Profile
As of September 30, 2012

Total Fund Characteristics
Ticker Symbol	VTTSX
30-Day SEC Yield	1.95%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.3%
Vanguard Total International Stock Index
Fund Investor Shares	26.8
Vanguard Total Bond Market II Index Fund
Investor Shares	9.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the period from inception through September 30, 2012, the annualized acquired fund fees and expenses were 0.18%.

54

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2012, Through September 30, 2012
Initial Investment of $10,000

	Total Returns
	Period Ended September 30, 2012
	Since	Final Value
	Inception	of a $10,000
	(1/19/2012)	Investment
Target Retirement 2060 Fund	8.70%	$10,870
Target 2060 Composite Index	8.77	10,877
Mixed-Asset Target 2050+ Funds
Average	7.83	10,783
MSCI US Broad Market Index	10.73	11,073

For a benchmark description, see the Glossary.

Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

55

Target Retirement 2060 Fund

Fiscal-Period Total Returns (%): January 19, 2012, Through September 30, 2012

Target Retirement 2060 Fund
Target 2060 Composite Index

For a benchmark description, see the Glossary.

56

Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.3%)
U.S. Stock Fund (62.9%)
Vanguard Total Stock Market Index Fund Investor Shares	583,112	20,899

International Stock Fund (26.6%)
Vanguard Total International Stock Index Fund Investor Shares	621,142	8,839

Bond Fund (9.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	295,177	3,270
Total Investment Companies (Cost $31,779)		33,008
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
[1] Vanguard Market Liquidity Fund, 0.163% (Cost $325)	324,571	325
Total Investments (100.3%) (Cost $32,104)		33,333
Other Assets and Liabilities (-0.3%)
Other Assets		242
Liabilities		(346)
		(104)
Net Assets (100%)
Applicable to 1,528,822 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		33,229
Net Asset Value Per Share		$21.74

At September 30, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		31,837
Undistributed Net Investment Income		334
Accumulated Net Realized Losses		(171)
Unrealized Appreciation (Depreciation)		1,229
Net Assets		33,229

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

57

Target Retirement 2060 Fund

Statement of Operations

January 19, 2012[1] to
September 30, 2012
($000)
Investment Income
Income
Income Distributions Received	334
Net Investment Income—Note B	334
Realized Net Gain (Loss)
Capital Gain Distributions Received	1
Investment Securities Sold	(172)
Realized Net Gain (Loss)	(171)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,229
Net Increase (Decrease) in Net Assets Resulting from Operations	1,392
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Target Retirement 2060 Fund

Statement of Changes in Net Assets

January 19, 2012[1] to
September 30, 2012
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	334
Realized Net Gain (Loss)	(171)
Change in Unrealized Appreciation (Depreciation)	1,229
Net Increase (Decrease) in Net Assets Resulting from Operations	1,392
Distributions
Net Investment Income	—
Realized Capital Gain	—
Capital Share Transactions
Issued	43,919
Issued in Lieu of Cash Distributions	—
Redeemed	(12,082)
Net Increase (Decrease) from Capital Share Transactions	31,837
Total Increase (Decrease)	33,229
Net Assets
Beginning of Period	—
End of Period[2]	33,229

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $334,000.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Target Retirement 2060 Fund

Financial Highlights

January 19, 2012[1] to
For a Share Outstanding Throughout the Period	September 30, 2012
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.218
Capital Gain Distributions Received	.002
Net Realized and Unrealized Gain (Loss) on Investments	1.520
Total from Investment Operations	1.740
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$21.74

Total Return[2]	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.18%[3]
Ratio of Net Investment Income to Average Net Assets	2.99%[3]
Portfolio Turnover Rate	40%

1 Inception.
2 Total returns do not include account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended September 30, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

61

Target Retirement 2060 Fund

For tax purposes, at September 30, 2012, the fund had $335,000 of ordinary income available for distribution. At September 30, 2012, the fund had available capital losses totaling $4,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2012, the cost of investment securities for tax purposes was $32,272,000. Net unrealized appreciation of investment securities for tax purposes was $1,061,000, consisting of unrealized gains of $1,229,000 on securities that had risen in value since their purchase and $168,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended September 30, 2012, the fund purchased $38,648,000 of investment securities and sold $6,696,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

January 19, 2012[1] to
September 30, 2012
Shares
(000)
Issued	2,110
Issued in Lieu of Cash Distributions	—
Redeemed	(581)
Net Increase (Decrease) in Shares Outstanding	1,529
1 Inception.

G. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

62

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, and Vanguard Target Retirement 2060 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund at September 30, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated and the financial position of Vanguard Target Retirement 2060 Fund (collectively constituting six separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period January 19, 2012 (commencement of operations) through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 9, 2012

63

Special 2012 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Capital Gain Dividends
Fund	($000)
Target Retirement 2035 Fund	—
Target Retirement 2040 Fund	—
Target Retirement 2045 Fund	—
Target Retirement 2050 Fund	—
Target Retirement 2055 Fund	4
Target Retirement 2060 Fund	—

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Target Retirement 2035 Fund	185,342
Target Retirement 2040 Fund	92,450
Target Retirement 2045 Fund	105,470
Target Retirement 2050 Fund	38,596
Target Retirement 2055 Fund	2,232
Target Retirement 2060 Fund	—

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2035 Fund	40.5%
Target Retirement 2040 Fund	42.2
Target Retirement 2045 Fund	41.8
Target Retirement 2050 Fund	42.2
Target Retirement 2055 Fund	43.5
Target Retirement 2060 Fund	47.5

64

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2012

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2035 Fund
Returns Before Taxes	22.98%	0.83%	5.99%
Returns After Taxes on Distributions	22.41	0.37	5.57
Returns After Taxes on Distributions and Sale of Fund Shares	15.25	0.54	5.07

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2040 Fund
Returns Before Taxes	23.43%	0.90%	4.26%
Returns After Taxes on Distributions	22.90	0.47	3.89
Returns After Taxes on Distributions and Sale of Fund Shares	15.54	0.61	3.53

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2045 Fund
Returns Before Taxes	23.47%	0.88%	6.36%
Returns After Taxes on Distributions	22.92	0.40	5.95
Returns After Taxes on Distributions and Sale of Fund Shares	15.57	0.57	5.42

65

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2012

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2050 Fund
Returns Before Taxes	23.46%	0.88%	4.34%
Returns After Taxes on Distributions	22.93	0.43	3.94
Returns After Taxes on Distributions and Sale of Fund Shares	15.55	0.58	3.59

			Since
	One		Inception
	Year		(8/18/2010)
Target Retirement 2055 Fund
Returns Before Taxes	23.56%		12.18%
Returns After Taxes on Distributions	23.11		11.87
Returns After Taxes on Distributions and Sale of Fund Shares	15.57		10.32

The Target Retirement 2060 Fund is not listed because the fund has operated for less than one year.

66

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

67

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2012	9/30/2012	Period
Based on Actual Fund Return
Target Retirement 2035 Fund	$1,000.00	$1,019.45	$0.91
Target Retirement 2040 Fund	$1,000.00	$1,019.28	$0.91
Target Retirement 2045 Fund	$1,000.00	$1,019.54	$0.91
Target Retirement 2050 Fund	$1,000.00	$1,019.37	$0.91
Target Retirement 2055 Fund	$1,000.00	$1,019.73	$0.91
Target Retirement 2060 Fund	$1,000.00	$1,022.58	$0.91
Based on Hypothetical 5% Yearly Return
Target Retirement 2035 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2040 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2045 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2050 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2055 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2060 Fund	$1,000.00	$1,024.17	$0.91

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.18%, 0.18%, 0.18%, 0.18%, 0.18%, and 0.18%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

68

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

69

Benchmark Information

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes.

70

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays U.S. Aggregate Float Adjusted Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index; for U.S. stocks, the MSCI US Broad Market Index; and for bonds, the Barclays U.S. Aggregate Float Adjusted Index. MSCI international benchmark returns are adjusted for withholding taxes.

71

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President
Inc., and of each of the investment companies served	of the University of Pennsylvania; Christopher H.
by The Vanguard Group, since January 2010; Director	Browne Distinguished Professor of Political Science
of The Vanguard Group since 2008; Chief Executive	in the School of Arts and Sciences with secondary
Officer and President of The Vanguard Group and of	appointments at the Annenberg School for
each of the investment companies served by The	Communication and the Graduate School of Education
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Member of the
Marketing Corporation; Managing Director of The	National Commission on the Humanities and Social
Vanguard Group (1995–2008).	Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
IndependentTrustees	of Bioethical Issues.

JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Director of SKF AB
Chairman and Chief Executive Officer (retired 2009)	(industrial machinery), Hillenbrand, Inc. (specialized
and President (2006–2008) of Rohm and Haas Co.	consumer services), the Lumina Foundation for
(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2012: $204,000 Fiscal Year Ended September 30, 2011: $206,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2012: $4,809,780
Fiscal Year Ended September 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2012: $1,812,565
Fiscal Year Ended September 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2012: $490,518
Fiscal Year Ended September 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2012: $16,000
Fiscal Year Ended September 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2012: $506,518
Fiscal Year Ended September 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 16, 2012

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 16, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.